UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22762

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

(Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 800

Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

R. Eric Chadwick
Flaherty & Crumrine Incorporated
301 E. Colorado Boulevard, Suite 800

Pasadena, CA 91101

(Name and address of agent for service)

Registrant’s telephone number, including area code: 626-795-7300

Date of fiscal year end: November 30

Date of reporting period: November 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F. Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

www.preferredincome.com

Annual Report
November 30, 2024

Flaherty & Crumrine Dynamic Preferred and Income Fund

To the Shareholders of Flaherty & Crumrine Dynamic Preferred and Income Fund (“DFP”):

The preferred market experienced very strong performance in fiscal 2024, building on a recovery that began in late 2023 and continued throughout 2024 without much resistance. Total return1 on net asset value (“NAV”) was 3.9% for the fourth fiscal quarter2 and 21.4% for the full fiscal year. Total return on market price of Fund shares over the same periods was 2.5% and 24.5%, respectively.

TOTAL RETURN ON NET ASSET VALUE
For Periods Ended November 30, 2024

	Actual Returns			Average Annualized Returns
	Three Months	Six Months	One Year	Three Years	Five Years	Ten Years	Life of Fund(1)
Flaherty & Crumrine Dynamic Preferred and Income Fund	3.9%	9.1%	21.4%	1.6%	4.4%	6.8%	7.4%
Bloomberg US Aggregate Bond Index(2)	-0.1%	4.7%	6.9%	-2.0%	0.0%	1.5%	1.7%
S&P 500 Index(3)	7.1%	15.1%	33.9%	11.4%	15.7%	13.3%	14.0%

(1)Since inception on May 29, 2013.

(2)The Bloomberg US Aggregate Bond Index is a broad-based index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).

(3)The S&P 500 is a capitalization-weighted index of 500 common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. In addition, NAV performance will vary from market price performance, and you may have a taxable gain or loss when you sell your shares.

The preferred and contingent capital (CoCo) markets turned in positive performance in each of the four quarters of fiscal 2024, as various factors continued to be tailwinds for the market. After rising in the first quarter, inflation data improved for the next several quarters and leveled off more recently. The Federal Reserve (“Fed”) delivered a total of 100 basis points of cuts to the federal funds rate in 2024 and recently commented that the U.S. economy was in very good shape. Interest rates remain well off the highs of late-2023 and, importantly, the yield curve has returned to a more normal shape with short-term interest rates once again below intermediate- and long-term rates. Although the Fed has struck a more cautious tone recently regarding additional rate cuts, it is difficult to look back at 2024 and be disappointed with performance.

One of the most impressive aspects of credit markets this year has been the resiliency of prices in the face of interest rate volatility. As noted above, interest rates are lower and the curve shape more normal, but interest rate volatility was elevated throughout the year as the 10-year Treasury traded in a range of over 100 basis points from peak to trough and reached peak and trough levels two separate times during the year. Credit markets rallied on lower Treasury rates, and only sold off slightly on higher rates. Substantial spread tightening (vs Treasuries) across credit markets, including investment-grade (IG) corporate bonds, high-yield (HY), and preferreds and CoCos, dampened the impact of interest rate volatility in Treasuries and resulted in consistently positive price performance.

1Following the methodology required by the Securities and Exchange Commission, total return assumes dividend reinvestment.

2September 1, 2024 - November 30, 2024

The preferred and CoCo markets are heavily concentrated in “financial” issuers, notably banks. Markets began 2024 with ongoing skepticism of the banking industry given several bank failures in the prior year. With each passing quarter, however, banks continued to show their resilience with strong earnings and healthy capital levels – demonstrating the worst ills of 2023 were limited to a handful of institutions. On the whole, credit quality remains healthy and allowances for loan losses elevated. An economic “soft landing” should serve to extend this period of robust earnings and stable to improving credit metrics. Bank common stocks are up as much as 25% in 2024, and confidence in bank issuers of preferred stocks has similarly improved.

Bank preferred issuance has been very limited, and this year’s net supply (issuance net of redemptions) is negative. The regional bank problems in 2023 widened spreads and dampened investor interest in the sector. In most cases, regional banks couldn’t issue at economic levels, and many had other operational priorities to address during this time. Further, ongoing negotiations on Basel III Endgame regulations had caused larger banks to delay redemptions in favor of retaining additional capital to meet potentially higher capital requirements. It appears these regulations will be moderated significantly, and, therefore, larger banks have been actively redeeming callable preferreds (especially those with expensive floating-rate coupons). Bank spreads have tightened, however, offering attractive issuance levels for most banks – and the market is open once again to regional banks. Bank balance sheet growth remains tepid, so issuance should remain muted (mostly refinancing), but regulatory needs remain a possible catalyst for additional issuance when final Endgame rules are adopted and a timetable for implementation is known.

One of the bigger developments of the year was a resurgence of issuance from non-bank issuers – notably utility and energy companies. To be clear, they are issuing a version of subordinated debt with features very similar to preferred stocks, but these are debt securities and do not enjoy the benefits of qualified dividend income (“QDI”) tax treatment. This structure has long been part of this market, and the Fund’s portfolio, but issuance has been low for quite some time. Utilities have greatly expanded their capital expenditure budgets for coming years, largely due to expected demand from technology companies (i.e., AI data centers), and, therefore, have an increased need for capital. A recent change to the treatment of these types of securities by Moody’s Investor Services made them more attractive to issuers and, therefore, a larger component of their capital plans. Issuance in 2024 was materially higher than previous years, and we expect this to continue in 2025 and 2026.

Lower short-term rates greatly benefit the Funds’ cost of leverage. Overnight SOFR rates (the Fund’s benchmark rate) are very highly correlated to Fed policy rates and fell immediately after each Fed cut. Lower leverage costs directly increase distributable income for shareholders. In addition to lower interest costs, strong NAV performance has resulted in continued improvement of the Funds’ leverage ratios, which are well off the highs of late 2023. The Fund did not reduce leverage balances during this period of high short-term rates, and NAV performance has benefited more recently as prices have improved.

Overall, we remain constructive on preferreds and CoCos, although admittedly spreads have compressed throughout the year. Relative to IG and HY, however, preferreds and CoCos continue to offer additional spread that is difficult to find in other sectors without also increasing credit or duration risk. Given relatively narrow spreads, lower interest rates may be required for total returns to exceed just coupon income this year. However, market technical factors remain strong, and credit markets could eventually attract some of the very large balances still held in money-market funds. While the Fed has delivered a total of 100 basis points of rate cuts so far, it remains unclear how the economy and inflation will progress in the near-term and what impact they will have on the pace of an easing cycle. In the meantime, preferreds and CoCos provide much-needed income for investors.

Please read the discussion topics that follow for a broader discussion of our economic and credit outlook, and other matters of interest to shareholders.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team

December 31, 2024

DISCUSSION TOPICS

(Unaudited)

Fund Performance

The table below presents a breakdown of the components that comprise the Fund’s total return on NAV over both the recent six months and the Fund’s fiscal year. These components include: (a) total return on the Fund’s portfolio of securities; (b) the impact of utilizing leverage to enhance returns to shareholders and accretive impact of the Fund’s at-the-market program (“ATM Program”); and (c) Fund operating expenses. When these components are added together, they comprise total return on NAV. Past performance does not predict future results. Performance shown in the graphs and tables herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

Components of DFP’s Total Return on NAV
for Periods Ended November 30, 2024

	Six Months[1]	One Year
Total Return on Unleveraged Securities Portfolio (including principal change and income)	7.0%	15.7%
Impact of Leverage (including leverage expense) and ATM Program	2.7%	6.9%
Expenses (excluding leverage expense)	-0.6%	-1.2%
[1]Actual, not annualizedTotal Return on NAV	9.1%	21.4%

For the six-month and one-year periods ended November 30, 2024, the ICE BofA 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC)1,2 returned 6.4% and 14.7%, respectively. This index reflects various segments of the preferred securities market constituting the Fund’s primary focus. Since this index return excludes all expenses and the impact of leverage, it compares most directly to the top line in the Fund’s performance table above (Total Return on Unleveraged Securities Portfolio).

While our focus is primarily on managing the Fund’s investment portfolio, a shareholder’s actual return is comprised of the Fund’s monthly dividend payments plus changes in the market price of Fund shares. The table and chart below depict total return on net asset value and total return on market price over the preceding 10 fiscal years.

Average Annual Total Returns as of 11/30/24
	Average Annual
	1-Year	5-Year	10-Year
DFP at NAV	21.4%	4.4%	6.8%
DFP at Market Price	24.5%	2.6%	6.4%
Benchmark Index	14.7%	3.4%	4.8%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. In addition, NAV performance will vary from market price performance, and you may have a taxable gain or loss when you sell your shares and taxable income when you receive distributions.

1The Fund’s Benchmark Index is the ICE BofA 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC), which includes U.S. dollar-denominated investment-grade or below investment-grade, fixed rate, floating rate or fixed-to-floating rate, retail or institutionally structured preferred securities of U.S. and foreign issuers with issuer concentration capped at 8%. Index returns include interest and dividend income, and, unlike the Fund’s returns, are unmanaged and do not reflect any expenses or transaction costs.

2The benchmarks from ICE Data Indices, LLC (“ICE Data”) are used with permission. ICE Data, its affiliates and their respective third-party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the indices, index data and any data included in, related to, or derived therefrom. Neither ICE Data, its affiliates nor their respective third-party providers shall be subject to any damages or liability with respect to the adequacy, accuracy, timeliness or completeness of the indices or the index data or any component thereof, and the indices and index data and all components thereof are provided on an “as is” basis and your use is at your own risk. ICE Data, its affiliates and their respective third-party suppliers do not sponsor, endorse, or recommend Flaherty & Crumrine Incorporated, or any of its products or services.

In a more perfect world, the market price of Fund shares and its NAV would track more closely. If so, any premium or discount (calculated as the difference between these two inputs and expressed as a percentage) would remain relatively close to zero. However, as can be seen in the chart below, this often has not been the case.

Although divergence between NAV and market price of a closed-end fund is generally driven by supply/demand imbalances affecting its market price, we can only speculate about why the relationship between the Fund’s market price and NAV hasn’t been closer.

U.S. Economic & Credit Outlook

The U.S. economy delivered stronger than expected growth once again in 2024. Although fourth-quarter data is not yet available, Gross Domestic Product after inflation (real GDP) is expected to have grown 2.5% in 2024 (Q4/Q4), down from 3.2% in 2023 but roughly double economists’ consensus forecast from a year ago.3 Disposable personal income slowed modestly, but lower inflation helped keep real personal spending little changed from 2023’s solid 3.0% pace. Business investment, residential investment, and government spending slowed in 2024, but each contributed to economic growth. We will explore those sectors in more detail below, but it is remarkable that—after more than 5 percentage points of rate hikes by the Federal Reserve in 2022-23—no major sector of the economy contracted last year. U.S. economic resilience contributed to the strong market performance the Fund experienced in 2024 and continues to support a healthy credit outlook for the year ahead.

Nonfarm payroll employment grew by an average of 180,000 jobs per month over 11 months ending in November 2024, and the pace of job gains slowed as the year progressed. The unemployment rate (4.25% in November) was about ½ percent higher than a year earlier. Job openings fell significantly. A cooler labor market helped bring wage growth down to around 4%, easing inflationary pressure. We expect employment and wages to slow further in 2025, but rapid gains in labor productivity, if sustained, mean the Federal Reserve can be less concerned about the impact of wages on inflation even if they stabilize around the current pace. Real wage gains would provide welcome relief to consumers still catching up from the 2021-22 surge in prices.

Disposable personal income growth slowed to 5.1% over the 12 months ending in November despite slightly faster growth in wages and salaries, although modestly lower inflation offset some of that in real terms. Real personal consumption expenditure (PCE) rose 2.9% and the saving rate averaged 4.3% over the same period, both down just slightly from a year ago. Following two years of rapid PCE growth, we expect consumers to slow spending and boost saving in 2025.

Real residential investment is likely to remain low but positive. Homebuilding has lagged population growth for many years, creating strong underlying demand for homes. Home prices continued to rise in 2024, albeit at a considerably slower pace than in recent years. High home prices and mortgage rates around 7% make home affordability poor. Not surprisingly, sales of new and existing homes averaged just 4.7 million units (annualized) over the 11 months ending in November, the slowest pace since 2009. We expect only modest improvement in 2025.

Business investment was better than we expected, up over 4% through the third quarter of 2024, despite a major slowdown in structures spending. Rapid expansion of investments in artificial intelligence no doubt drove some of that outperformance, but more routine spending on capital equipment as businesses sought to raise productivity also contributed. Given sluggish orders for capital equipment and waning stimulus from the IRA and CHIPS Act, we expect some slowing in overall business investment in 2025.

With no major new spending legislation in 2024, government consumption slowed to about 3.3% in the first three quarters of 2024, down from 4.3% in 2023. We would not expect much change in the first half of 2025. We will defer forecasts for the second half of 2025 and 2026 until we have a better idea of the trajectory of fiscal policy, but with the federal budget deficit still running around 6% of GDP, there is little room for additional deficit spending. At the same time, there appears to be little appetite for fiscal restraint. We will see how the new Trump administration and a Republican-controlled Congress, with only narrow majorities in each chamber, are able to shape fiscal policy.

Inflation declined slightly in 2024, but it was a bumpy ride. After falling to just 1.9% in the second half of 2023, the PCE deflator excluding food and energy (core PCE) surged to 4.4% in the first quarter of 2024 before slowing to 2.3 and 2.4%, respectively, in Q2 and Q3. Over the 11 months to November, core PCE was up 2.9%, compared to 3.0% in 2023. There were some special factors, especially housing costs, that boosted inflation in 2024. Those should be reversed

3Unless noted otherwise, consensus estimates are from the US Economic Survey, Bloomberg LP.

in 2025. In addition, money supply growth has remained subdued and should not be a catalyst for higher inflation in 2025. We anticipate renewed progress toward the Fed’s 2% inflation target as the economy slows.

While we expect underlying inflation pressure to ease, we are highly uncertain about the impact of tariffs on it. We anticipate an increase in tariffs that should start to feed into inflation around mid-2025, but depending on their size and scope, the impact on inflation could range from a negligible 0.1-0.2% to 1% or more. While the direct impact of higher tariffs on inflation would likely be temporary (a shift to a higher price level rather than an acceleration in prices), it is impossible to know how exporters, importers, producers, and end consumers—not to mention other nations affected by U.S. tariffs—will react to them. For now, we expect inflation in the lower end of the above range, which would not materially alter our falling-inflation and “slower but still good” growth outlooks. If tariffs prompt inflation to increase in the upper end of that range, expect to hear the word “stagflation” a lot more.

After hiking its federal funds rate target from 0.00-0.25% to 5.25-5.50% in 2022-23, the Federal Reserve cut rates in three steps in 2024: a 50 basis point (bp) cut in September, 25 bp in November, and another 25 bp in December, bringing the current target to 4.25-4.50%. The Fed continues to shrink its securities holdings, but it slowed the pace of Treasury reductions to a maximum of $25 billion per month beginning on June 1, 2024, from $60 billion previously. The Fed’s current policy stance remains restrictive—and well above the FOMC’s expected long-term neutral rate of 3.0%.

However, given an uncertain inflation outlook and the resilience of U.S. economic growth even when policy rates were higher, it is unclear just how restrictive policy is now or will need to be when new tariff and fiscal policies are implemented. As a result, the Fed has dialed back its rate projections to just 50 bp of cuts in 2025, down from 100 bp at its September meeting. Even that may be too much if inflation does not cooperate. Ten-year Treasury rates rose to 4.57% on 12/31/2024, up from 3.88% a year earlier and 3.78% on 9/30/2024. Of course, an elevated Federal budget deficit contributed to that selloff, but shifting expectations for Fed policy accelerated it. Expect interest rate volatility to remain elevated in 2025.

In contrast to volatility in interest rates, credit spreads mostly tightened in 2024. We will not rehash points made in the shareholder letter, but spreads generally held steady or widened only slightly when Treasury rates fell and tightened when they rose. A broad index of preferred and hybrid capital securities narrowed by 98 bp in 2024.4 While we see only limited scope for narrower spreads from here, we do not expect significant widening either given solid credit metrics, as we discuss below, and ongoing demand from investors for income. Overall, credit spreads should be relatively stable in 2025, with most price volatility likely driven by Treasury rates.

Aided by strong economic growth, fundamental credit metrics remain healthy, and most look stronger now than they did a year ago. Aggregate nonfinancial corporate balance sheets continue to show good liquidity, low interest expense relative to earnings, and cash flow exceeding capital expenditure. Bank loan performance has deteriorated from very low levels coming out of the pandemic, but allowances for loan losses are up significantly, and capital is stronger than a year ago. Charge-offs and delinquencies remain manageable in the loan categories that have most concerned us. Commercial office loans are under stress from low occupancy rates. However, building prices appear to have stabilized, transaction volumes are up, and refinancing rates have declined modestly with Fed rate cuts. Similarly, consumer loan delinquencies and charge-offs are up considerably over the last six quarters, but net interest margins on these portfolios have improved over the last several quarters as funding costs have eased and higher spreads on good loans absorb losses on bad ones. We think banks are well prepared to manage through a possible downturn in the credit cycle.

4ICE BofA 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC), Spread to Worst.

Looking ahead, we think the U.S. will experience an economic “soft landing” with modest growth and gradually falling inflation. If so, the Federal Reserve should cut rates by another 50-75 bp in 2025, which is close to current market expectations. However, tariffs and/or fiscal policy could push inflation materially higher and prompt the Fed to keep rates on hold or even raise them. Intermediate- and long-term Treasury yields should fall modestly from current levels in the soft-landing scenario but likely would rise, perhaps significantly, if deficit projections worsen or inflation expectations become unanchored. While we view the latter scenarios as risks, we expect the more likely outcome to be a benign market environment for preferred investors that delivers attractive income and perhaps some modest price gains over the coming year—just expect some bumps along the way.

Federal Tax Advantages of 2024 Calendar Year Distributions

In calendar year 2024, approximately 98.1% of distributions made by the Fund was eligible for treatment as qualified dividend income, or QDI. Depending on an individual’s level of income, QDI can be taxed at a rate of 0%, 15% or 20%.

For an individual in the 32% marginal tax bracket, this means that the Fund’s total distributions will only be taxed at a blended 15.3% rate versus the 32% rate which would apply to distributions by a fund investing in traditional corporate bonds. This tax advantage means that, all other things being equal, for every $100 distribution that such individual receives from the Fund for the calendar year, the same individual would have had to receive approximately $125 in distributions from a fully-taxable bond fund to net the same after-tax amount as the distributions paid by the Fund.

For detailed information about tax treatment of particular distributions received from the Fund, please see the Form 1099 you receive from either the Fund or your broker.

Corporate shareholders also receive a federal tax benefit from the 50.2% of distributions that were eligible for the inter-corporate dividends received deduction, or DRD.

It is important to remember that composition of the portfolio and income distributions can change from one year to the next, and that the QDI or DRD portions of 2025’s distributions may not be the same (or even similar) to 2024.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OVERVIEW

November 30, 2024 (Unaudited)

Additional portfolio information of interest to shareholders is available on the Fund’s website at www.preferredincome.com

Fund Statistics
Net Asset Value	$22.36
Market Price	$20.59
Discount	7.92%
Yield on Market Price†	6.71%
Common Stock Shares Outstanding	20,538,137

†November 2024 dividend of $0.1151 per share,
annualized, divided by Market Price.

Security Ratings*	% of Managed Assets
A	0.4%
BBB	47.2%
BB	30.6%
Below "BB"	2.0%
Not Rated**	17.0%

Portfolio Ratings Guidelines	% of Managed Assets
Security Rated Below Investment Grade by All***	25.8%
Issuer or Senior Debt Rated Below Investment Grade by All****	7.1%

*Ratings are from Moody’s Investors Service, Inc.

**“Not Rated” securities are those with no ratings available from Moody’s. Excludes common stock and money market fund investments and net other assets and liabilities of 2.8%.

***Security rating below investment grade by all of Moody’s, S&P Global Ratings, and Fitch Ratings.

****Security rating and issuer’s senior unsecured debt or issuer rating are below investment grade by all of Moody’s, S&P, and Fitch. The Fund’s investment policy currently limits such securities to 20% of Net Assets.

Industry Categories	% of Managed Assets

Top 10 Holdings by Issuer	% of Managed Assets
Morgan Stanley	3.6%
Citigroup Inc	3.5%
Liberty Mutual Group	3.5%
Lloyds Banking Group PLC	3.3%
BNP Paribas	3.3%
MetLife Inc	3.3%
Banco Santander SA	2.8%
Societe Generale SA	2.4%
PNC Financial Services Group Inc	2.1%
Comerica Inc	2.1%

% of Managed Assets*****
Holdings Generating Qualified Dividend Income (QDI) for Individuals	66%
Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	43%

*****This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation. See accompanying notes to financial statements for tax characterization of 2024 distributions.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS

November 30, 2024

Shares/$ Par		Value
Preferred Stock & Hybrid Preferred Securities§ — 73.3%
	Banking — 33.0%
$1,550,000	American AgCredit Corporation, 5.25% to 06/15/26 then T5Y + 4.50%, Series A, 144A****	$ 1,534,500	*(1)
$5,400,000	Bank of America Corporation, 6.125% to 04/27/27 then T5Y + 3.231%, Series TT	5,532,268	*(1)(2)(3)
57,777	Cadence Bank, 5.50%, Series A	1,216,206	*(1)
	Capital One Financial Corporation:
28,163	5.00%, Series I	591,141	*(1)(2)
$2,750,000	3.95% to 09/01/26 then T5Y + 3.157%, Series M	2,634,099	*(1)(2)(3)
	Citigroup, Inc.:
$1,400,000	3.875% to 02/18/26 then T5Y + 3.417%, Series X	1,356,779	*(1)
$700,000	4.00% to 12/10/25 then T5Y + 3.597%, Series W	685,242	*(1)
$1,075,000	4.15% to 11/15/26 then T5Y + 3.00%, Series Y	1,034,379	*(1)
$1,400,000	5.95% to 05/15/25 then TSFR3M + 4.16661%, Series P	1,397,939	*(1)(2)
$2,000,000	6.75% to 02/15/30 then T5Y + 2.572%, Series EE	1,998,130	*(1)
$2,790,000	7.00% to 08/15/34 then T10Y + 2.757%, Series DD	2,941,366	*(1)
$2,950,000	7.125% to 08/15/29 then T5Y + 2.693%, Series CC	3,042,305	*(1)(2)
$3,000,000	7.375% to 05/15/28 then T5Y + 3.209%, Series Z	3,150,885	*(1)(2)(3)
$9,725,000	7.625% to 11/15/28 then T5Y + 3.211%, Series AA	10,322,416	*(1)(2)(3)
	Citizens Financial Group, Inc.:
85,100	7.375%, Series H	2,321,528	*(1)
$2,415,000	TSFR3M + 3.41861%, 8.00833%(4), Series C	2,418,405	*(1)
	CoBank ACB:
38,100	6.20% to 01/01/25 then TSFR3M + 4.00561%, Series H, 144A****	3,844,290	*(1)(2)
$550,000	6.25% to 10/01/26 then TSFR3M + 4.92161%, Series I, 144A****	550,652	*(1)
$1,250,000	7.125% to 01/01/30 then T5Y + 2.818%, Series M, 144A****	1,273,355	*(1)
$15,678,000	Comerica, Inc., 5.625% to 10/01/25 then T5Y + 5.291%, Series A	15,646,620	*(1)(2)(3)
$660,000	Compeer Financial ACA, 4.875% to 08/15/26 then T5Y + 4.10%, Series B-1, 144A****	643,500	*(1)
111,900	ConnectOne Bancorp, Inc., 5.25% to 09/01/26 then T5Y + 4.42%, Series A	2,484,180	*(1)
91,000	Dime Community Bancshares, Inc., 5.50%, Series A	1,793,610	*(1)
	Fifth Third Bancorp:
78,802	6.00%, Series A	1,989,750	*(1)
276,818	TSFR3M + 3.97161%, 8.57528%(4), Series I	7,166,818	*(1)(2)
45,359	First Citizens BancShares, Inc., 5.375%, Series A	1,084,080	*(1)(2)
48,634	First Horizon Corporation, 6.50%, Series E	1,162,353	*(1)
26,200	Fulton Financial Corporation, 5.125%, Series A	550,200	*(1)
	Goldman Sachs Group:
$775,000	4.95% to 02/10/25 then T5Y + 3.224%, Series R	772,759	*(1)
$1,875,000	6.125% to 11/10/34 then T10Y + 2.40%, Series Y	1,882,449	*(1)
$1,650,000	7.379% to 08/10/29 then T5Y + 3.623%, Series Q	1,654,681	*(1)(2)
$955,000	7.50% to 02/10/29 then T5Y + 3.156%, Series W	1,024,642	*(1)
$3,740,000	7.50% to 05/10/29 then T5Y + 2.809%, Series X	3,922,910	*(1)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2024

Shares/$ Par		Value
99,224	Heartland Financial USA, Inc., 7.00% to 07/15/25 then T5Y + 6.675%, Series E	$2,524,259	*(1)
	Huntington Bancshares, Inc.:
$2,725,000	5.625% to 07/15/30 then T10Y + 4.945%, Series F	2,711,099	*(1)(2)
102,200	6.875% to 04/15/28 then T5Y + 2.704%, Series J	2,705,234	*(1)(2)
	JPMorgan Chase & Company:
$4,375,000	3.65% to 06/01/26 then T5Y + 2.85%, Series KK	4,264,807	*(1)(2)
$3,800,000	6.875% to 06/01/29 then T5Y + 2.737%, Series NN	4,022,171	*(1)(2)(3)
	KeyCorp:
265,788	6.125% to 12/15/26 then TSFR3M + 4.15361%, Series E	6,820,120	*(1)(2)
142,300	6.20% to 12/15/27 then T5Y + 3.132%, Series H	3,628,650	*(1)(2)
	M&T Bank Corporation:
$1,700,000	3.50% to 09/01/26 then T5Y + 2.679%, Series I	1,588,641	*(1)
59,576	5.625% to 12/15/26 then TSFR3M + 4.28161%, Series H	1,526,337	*(1)
50,300	Merchants Bancorp, 3ML + 4.569%, 9.42396%(4), Series B	1,280,135	*(1)
	Morgan Stanley:
177,361	5.85%, Series K	4,421,610	*(1)(2)
44,600	6.625%, Series Q	1,182,346	*(1)
674,994	6.875%, Series F	17,090,848	*(1)(2)
121,675	7.125%, Series E	3,083,244	*(1)(2)
$800,000	TSFR3M + 3.42161%, 8.36825%(4), Series N	815,914	*(1)(2)(3)
565,254	New York Community Bancorp, Inc., 6.375% to 03/17/27 then 3ML + 3.821%, Series A	12,622,122	*(1)
157,000	Northpointe Bancshares, Inc., 8.25% to 12/30/25 then TSFR3M + 7.99%, Series A	3,552,125	*(1)
	PNC Financial Services Group, Inc.:
$950,000	3.40% to 09/15/26 then T5Y + 2.595%, Series T	892,149	*(1)
$10,769,000	6.00% to 05/15/27 then T5Y + 3.00%, Series U	10,840,355	*(1)(2)(3)
$1,795,000	6.20% to 09/15/27 then T5Y + 3.238%, Series V	1,821,105	*(1)(2)(3)
$2,200,000	6.25% to 03/15/30 then T7Y + 2.808%, Series W	2,230,615	*(1)(2)(3)
	Regions Financial Corporation:
284,219	5.70% to 08/15/29 then TSFR3M + 3.40961%, Series C	7,156,634	*(1)(2)
$300,000	5.75% to 09/15/25 then T5Y + 5.426%, Series D	298,965	*(1)
134,000	6.95% to 09/15/29 then T5Y + 2.771%, Series F	3,537,600	*(1)
$2,343,000	State Street Corporation, 6.70% to 03/15/29 then T5Y + 2.613%, Series I	2,410,844	*(1)(2)(3)
	Synchrony Financial:
130,000	5.625%, Series A	2,720,900	*(1)(2)
149,900	8.25% to 05/15/29 then T5Y + 4.044%, Series B	3,972,350	*(1)
288,094	Synovus Financial Corporation, 8.397% to 07/01/29 then T5Y + 4.127%, Series E	7,718,038	*(1)(2)
83,500	Texas Capital Bancshares Inc., 5.75%, Series B	1,796,920	*(1)
$1,000,000	Truist Financial Corporation, 4.95% to 12/01/25 then T5Y + 4.605%, Series P	995,160	*(1)(2)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2024

Shares/$ Par		Value
	Valley National Bancorp:
45,126	6.25% to 06/30/25 then 3ML + 3.85%, Series A	$1,136,273	*(1)(2)
19,600	8.25% to 09/30/29 then T5Y + 4.182%, Series C	514,892	*(1)
55,000	Washington Federal, Inc., 4.875%, Series A	991,650	*(1)
	Wells Fargo & Company:
41,356	4.25%, Series DD	783,696	*(1)
759	7.50%, Series L	926,420	*(1)
$2,125,000	3.90% to 03/15/26 then T5Y + 3.453%, Series BB	2,068,765	*(1)(2)
$3,500,000	6.85% to 09/15/29 then T5Y + 2.767%, Series FF	3,635,195	*(1)(2)(3)
$5,650,000	7.625% to 09/15/28 then T5Y + 3.606%, Series EE	6,031,793	*(1)(2)(3)
113,500	WesBanco, Inc., 6.75% to 11/15/25 then T5Y + 6.557%, Series A	2,870,415	*(1)(2)
59,000	Western Alliance Bancorp, 4.25% to 09/30/26 then T5Y + 3.452%, Series A	1,295,050	*(1)
109,000	Wintrust Financial Corporation, 6.875% to 07/15/25 then T5Y + 6.507%, Series E	2,757,700	*(1)(2)
$10,000,000	Zions Bancorporation, TSFR3M + 4.70161%, 9.64825%(4), Series J	10,018,687	*(1)(2)
		242,886,270
	Financial Services — 3.5%
	AerCap Holdings NV:
$1,840,000	6.50% to 06/15/25 then TSFR3M + 4.56161%, 06/15/45, 144A****	1,844,318	(2)(5)
$2,780,000	6.95% to 03/10/30 then T5Y + 2.72%, 03/10/55	2,883,710	(5)
70,000	Affiliated Managers Group, Inc., 6.75% 03/30/64	1,783,600
	Ally Financial, Inc.:
$3,230,000	4.70% to 05/15/26 then T5Y + 3.868%, Series B	3,054,189	*(1)(2)(3)
$2,150,000	4.70% to 05/15/28 then T7Y + 3.481%, Series C	1,874,485	*(1)
$1,850,000	American Express Company, 3.55% to 09/15/26 then T5Y + 2.854%, Series D	1,771,085	*(1)(2)
35,800	Carlyle Finance LLC, 4.625% 05/15/61	701,680
$2,000,000	Discover Financial Services, 6.125% to 09/23/25 then T5Y + 5.783%, Series D	2,003,660	*(1)(2)(3)
	General Motors Financial Company:
$1,875,000	5.70% to 09/30/30 then T5Y + 4.997%, Series C	1,833,448	*(1)
$660,000	5.75% to 09/30/27 then 3ML + 3.598%, Series A	644,305	*(1)
$2,500,000	6.50% to 09/30/28 then 3ML + 3.436%, Series B	2,524,195	*(1)(2)
35,160	Raymond James Financial, Inc., 6.375% to 07/01/26 then TSFR3M + 4.34961%, Series B	889,861	*(1)
	Stifel Financial Corp.:
37,152	4.50%, Series D	751,956	*(1)
65,733	6.25%, Series B	1,668,304	*(1)(2)
64,340	TPG Operating Group II LP, 6.95% 03/15/64	1,676,057	(2)
		25,904,853
	Insurance — 17.8%
$5,340,000	American International Group, Inc., 8.175% to 05/15/38 then 3ML + 4.195%, 05/15/58, Series A-6	6,114,354	(2)(3)
254,800	American National Group, Inc., 5.95% to 12/01/24 then T5Y + 4.322%, Series A	6,469,372	*(1)(2)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2024

Shares/$ Par		Value
26,109	Arch Capital Group, Ltd., 5.45%, Series F	$600,768	**(1)(2)(5)
8,203	Assurant, Inc., 5.25% 01/15/61	180,056
	Athene Holding Ltd.:
66,800	4.875%, Series D	1,318,632	*(1)(2)
288,100	6.35% to 06/30/29 then 3ML + 4.253%, Series A	7,404,170	*(1)(2)
90,680	7.25% to 03/30/29 then T5Y + 2.986%, 03/30/64	2,344,078	(2)
$2,045,000	AXIS Specialty Finance LLC, 4.90% to 01/15/30 then T5Y + 3.186%, 01/15/40	1,955,992	(2)(3)(5)
38,900	CNO Financial Group, Inc., 5.125% 11/25/60	814,177
$1,875,000	Corebridge Financial, Inc., 6.375% to 09/15/34 then T5Y + 2.646%, 09/15/54, 144A****	1,886,192
358,465	Delphi Financial Group, TSFR3M + 3.45161%, 7.97507%(4), 05/15/37	8,647,968	(2)
	Enstar Group Ltd.:
141,000	7.00% to 09/01/28 then 3ML + 4.015%, Series D	2,898,960	**(1)(2)(5)
$1,690,000	Enstar Finance LLC, 5.50% to 01/15/27 then T5Y + 4.006%, 01/15/42	1,610,936	(2)(5)
$1,300,000	Enstar Finance LLC, 5.75% to 09/01/25 then T5Y + 5.468%, 09/01/40	1,291,644	(2)(5)
$385,000	Equitable Holdings, Inc., 4.95% to 12/15/25 then T5Y + 4.736%, Series B	382,604	*(1)
$754,000	Everest Reinsurance Holdings, TSFR3M + 2.6466%, 7.17007%(4), 05/15/37	744,063	(2)(3)
$1,370,000	Fortegra Group, Inc., 9.25% to 11/15/34 then T5Y + 8.72%, 11/15/64, 144A****	1,376,784
	Global Atlantic Fin Company:
$3,690,000	4.70% to 10/15/26 then T5Y + 3.796%, 10/15/51, 144A****	3,550,119	(2)(3)
$1,700,000	7.95% to 10/15/29 then T5Y + 3.608%, 10/15/54, 144A****	1,786,412
37,200	Jackson Financial, Inc., 8.00% to 03/30/28 then T5Y + 3.728%, Series A	1,021,884	*(1)
$2,325,000	Kuvare US Holdings, Inc., 7.00% to 05/01/26 then T5Y + 6.541%, 02/17/51, Series A, 144A****	2,339,535	*
	Liberty Mutual Group:
$20,983,000	7.80% 03/15/37, 144A****	23,508,613	(2)(3)
$2,190,000	4.125% to 12/15/26 then T5Y + 3.315%, 12/15/51, 144A****	2,079,318	(2)(3)
	Lincoln National Corporation:
50,100	9.00%, Series D	1,417,830	*(1)(2)
$1,250,000	9.25% to 03/01/28 then T5Y + 5.318%, Series C	1,370,267	*(1)(2)(3)
	MetLife, Inc.:
$17,200,000	9.25% 04/08/38, 144A****	20,397,772	(2)(3)
$2,606,000	10.75% 08/01/39	3,573,058	(2)(3)
$940,000	Prudential Financial, Inc., 6.75% to 03/01/33 then T5Y + 2.848%, 03/01/53	989,669
129,350	Reinsurance Group of America, Inc., 7.125% to 10/15/27 then T5Y + 3.456%, 10/15/52	3,466,580	(2)
67,657	RenaissanceRe Holdings Ltd., 4.20%, Series G	1,244,889	**(1)(2)(5)
	SBL Holdings, Inc.:
$3,500,000	6.50% to 11/13/26 then T5Y + 5.62%, Series B, 144A****	3,032,983	*(1)(2)(3)
$3,050,000	7.00% to 05/13/25 then T5Y + 5.58%, Series A, 144A****	2,760,538	*(1)(2)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2024

Shares/$ Par		Value
	Unum Group:
$9,836,000	Provident Financing Trust I, 7.405% 03/15/38	$10,643,784	(2)(3)
77,000	Voya Financial, Inc., 5.35% to 09/15/29 then T5Y + 3.21%, Series B	1,947,330	*(1)(2)
		131,171,331
	Utilities — 10.3%
$2,305,000	AES Corporation, 7.60% to 01/15/30 then T5Y + 3.201%, 01/15/55	2,401,552
	Algonquin Power & Utilities Corporation:
$3,200,000	4.75% to 04/18/27 then T5Y + 3.249%, 01/18/82, Series 2022-B	3,021,141	(2)(3)(5)
198,232	TSFR3M + 4.27161%, 8.86496%(4), 07/01/79, Series 2019-A	5,062,845	(2)(5)
$1,565,000	AltaGas Ltd., 7.20% to 10/15/34 then T5Y + 3.573%, 10/15/54, 144A****	1,602,129	(5)
	American Electric Power Company, Inc.:
$1,360,000	3.875% to 02/15/27 then T5Y + 2.675%, 02/15/62	1,291,685	(2)(3)
$2,915,000	6.95% to 12/15/34 then T5Y + 2.675%, 12/15/54, Series B	3,052,913	(2)
$2,245,000	CenterPoint Energy, Inc., 6.85% to 02/15/35 then T5Y + 2.946%, 02/15/55, Series B	2,323,017	(2)
	Dominion Energy, Inc.:
$1,800,000	4.35% to 04/15/27 then T5Y + 3.195%, Series C	1,755,998	*(1)(2)
$2,515,000	6.625% to 05/15/35 then T5Y + 2.207%, 05/15/55, Series C	2,583,156
$3,885,000	7.00% to 06/01/34 then T5Y + 2.511%, 06/01/54, Series B	4,126,799	(2)(3)
$2,830,000	Duke Energy Corporation, 6.45% to 09/01/34 then T5Y + 2.588%, 09/01/54	2,880,136	(2)
	Edison International:
$4,200,000	5.00% to 03/15/27 then T5Y + 3.901%, Series B	4,114,252	*(1)(2)(3)
$1,290,000	5.375% to 03/15/26 then T5Y + 4.698%, Series A	1,281,703	*(1)
	Emera, Inc.:
$6,830,000	6.75% to 06/15/26 then 3ML + 5.44%, 06/15/76, Series 2016-A	6,925,189	(2)(5)
$3,475,000	EUSHI Finance, Inc., 7.625% to 12/15/29 then T5Y + 3.136%, 12/15/54	3,601,685	(2)
$3,190,000	Entergy Corporation, 7.125% to 12/01/29 then T5Y + 2.67%, 12/01/54	3,279,763	(2)
	NextEra Energy:
	NextEra Energy Capital Holdings, Inc.:
$1,178,000	6.70% to 09/01/29 then T5Y + 2.364%, 09/01/54, Series Q	1,203,984
$2,265,000	6.75% to 06/15/34 then T5Y + 2.457%, 06/15/54, Series R	2,362,915	(2)(3)
	NiSource, Inc.:
$940,000	6.375% to 03/31/35 then T5Y + 2.527%, 03/31/55	946,246
$1,740,000	6.95% to 11/30/29 then T5Y + 2.451%, 11/30/54	1,784,333	(2)
	Sempra:
$3,250,000	4.125% to 04/01/27 then T5Y + 2.868%, 04/01/52	3,094,880	(2)(3)
$3,200,000	4.875% to 10/15/25 then T5Y + 4.55%, Series C	3,178,654	*(1)(2)(3)
$1,875,000	6.40% to 10/01/34 then T5Y + 2.632%, 10/01/54	1,881,223
$1,890,000	6.875% to 10/01/29 then T5Y + 2.789%, 10/01/54	1,936,689	(2)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2024

Shares/$ Par		Value
	Southern California Edison:
417	SCE Trust II, 5.10%, Series G	$8,757	*(1)
34,000	SCE Trust IV, 5.375% to 09/15/25 then TSFR3M + 3.39361%, Series J	844,220	*(1)
91,458	SCE Trust V, 5.45% to 03/15/26 then TSFR3M + 4.05161%, Series K	2,286,450	*(1)(2)
98,507	SCE Trust VII, 7.50%, Series M	2,642,943	*(1)
68,000	SCE Trust VIII, 6.95%, Series N	1,785,680	*(1)
$2,175,000	Southern Company, 3.75% to 09/15/26 then T5Y + 2.915%, 09/15/51, Series 2021-A	2,093,235	(2)(3)
$450,000	Vistra Corporation, 7.00% to 12/15/26 then T5Y + 5.74%, Series B, 144A****	454,669	*(1)
		75,808,841
	Energy — 3.9%
	Enbridge, Inc.:
$900,000	5.75% to 07/15/30 then T5Y + 5.314%, 07/15/80, Series 2020-A	875,051	(5)
$3,500,000	6.00% to 01/15/27 then TSFR3M + 4.15161%, 01/15/77, Series 2016-A	3,476,255	(2)(3)(5)
$4,920,000	7.375% to 03/15/30 then T5Y + 3.122%, 03/15/55, Series A	5,127,358	(2)(3)(5)
$2,320,000	8.50% to 01/15/34 then T5Y + 4.431%, 01/15/84, Series 2023-B	2,589,442	(2)(3)(5)
	Energy Transfer LP:
$5,660,000	7.125% to 05/15/30 then T5Y + 5.306%, Series G	5,791,165	(1)(2)(3)
$2,550,000	8.00% to 05/15/29 then T5Y + 4.02%, 05/15/54	2,714,062	(2)
$2,700,000	Enterprise Products Operating L.P., 5.25% to 08/16/27 then TSFR3M + 3.29461%, 08/16/77, Series E	2,639,338	(2)(3)
$1,610,000	South Bow Canadian Infrastructure Holdings Ltd., 7.50% to 03/01/35 then T5Y + 3.667%, 03/01/55, 144A****	1,686,311	(5)
$3,700,000	Transcanada Pipelines, Ltd., 5.50% to 09/15/29 then TSFR3M + 4.41561%, 09/15/79	3,580,463	(2)(5)
		28,479,445
	Communication — 1.1%
$1,195,000	British Telecommunications PLC, 4.875% to 11/23/31 then T5Y + 3.493%, 11/23/81, 144A****	1,110,403	(2)(3)(5)
$4,370,000	Paramount Global, 6.375% to 03/30/27 then T5Y + 3.999%, 03/30/62	4,219,377	(2)(3)
$2,300,000	Vodafone Group PLC, 7.00% to 04/04/29 then SW5 + 4.873%, 04/04/79	2,407,057	(5)
		7,736,837
	Real Estate Investment Trust (REIT) — 1.6%
10,685	Annaly Capital Management, Inc., TSFR3M + 5.25461%, 9.84796%(4), Series F	275,780	(1)
	Arbor Realty Trust, Inc.:
29,258	6.375%, Series D	561,754	(1)
162,132	6.25% to 10/30/26 then TSFR3M + 5.44%, Series F	3,346,404	(1)(2)
229,900	KKR Real Estate Finance Trust, Inc., 6.50%, Series A	4,724,445	(1)(2)
70,000	New York Mortgage Trust, Inc., 6.875% to 10/15/26 then TSFR3M + 6.13%, Series F	1,597,400	(1)
65,100	TPG RE Finance Trust, Inc., 6.25%, Series C	1,241,131	(1)
		11,746,914

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2024

Shares/$ Par		Value
	Miscellaneous Industries — 2.1%
112,920	Apollo Global Management, Inc., 7.625% to 12/15/28 then T5Y + 3.226%, 09/15/53	$3,070,295	(2)
$1,025,000	Apollo Management Holdings LP, 4.95% to 12/17/24 then T5Y + 3.266%, 01/14/50, 144A****	1,028,013
	Land O’ Lakes, Inc.:
$725,000	7.25%, Series B, 144A****	610,362	*(1)
$11,700,000	8.00%, Series A, 144A****	11,012,548	*(1)(2)
		15,721,218
	Total Preferred Stock & Hybrid Preferred Securities (Cost $544,099,282)	539,455,709

Contingent Capital Securities† — 23.0%
	Banking — 22.8%
$1,738,000	Australia & New Zealand Banking Group Ltd., 6.75% to 06/15/26 then SW5 + 5.168%, 144A****	1,765,464	**(1)(2)(5)
	Banco Bilbao Vizcaya Argentaria SA:
$7,000,000	6.125% to 11/16/27 then SW5 + 3.87%	6,690,252	**(1)(2)(5)
$2,200,000	6.50% to 03/05/25 then T5Y + 5.192%, Series 9	2,194,871	**(1)(2)(5)
$4,800,000	9.375% to 09/19/29 then T5Y + 5.099%, Series 12	5,237,731	**(1)(5)
	Banco Mercantil del Norte SA:
$1,900,000	6.625% to 01/24/32 then T10Y + 5.034%, 144A****	1,708,549	**(1)(5)
$2,534,000	7.50% to 06/27/29 then T10Y + 5.47%, 144A****	2,463,337	**(1)(5)
$1,660,000	7.625% to 01/10/28 then T10Y + 5.353%, 144A****	1,627,013	**(1)(5)
$1,820,000	8.75% to 05/20/35 then T10Y + 4.299%, 144A****	1,802,018	**(1)(5)
	Banco Santander SA:
$14,400,000	4.75% to 05/12/27 then T5Y + 3.753%, 144A****	13,603,329	**(1)(2)(3)(5)
$2,200,000	8.00% to 08/01/34 then T5Y + 3.911%	2,272,226	**(1)(5)
$3,800,000	9.625% to 11/21/33 then T5Y + 5.298%, 144A****	4,368,715	**(1)(5)
	Bank of Montreal:
$1,150,000	7.30% to 11/26/34 then T5Y + 3.01%, 11/26/84, Series 5	1,189,758	**(5)
$2,210,000	7.70% to 05/26/29 then T5Y + 3.452%, 05/26/84, Series 4	2,305,264	**(2)(3)(5)
	Bank of Nova Scotia:
$2,076,000	4.90% to 06/04/25 then T5Y + 4.551%	2,059,814	**(1)(5)
$2,460,000	8.00% to 01/27/29 then T5Y + 4.017%, 01/27/84, Series 5	2,593,069	**(2)(3)(5)
$2,425,000	8.625% to 10/27/27 then T5Y + 4.389%, 10/27/82, Series 4	2,591,231	**(2)(3)(5)
	Barclays Bank PLC:
$1,075,000	4.375% to 09/15/28 then T5Y + 3.41%	964,755	**(1)(5)
$5,025,000	6.125% to 06/15/26 then T5Y + 5.867%	5,024,602	**(1)(2)(3)(5)
$1,140,000	8.00% to 09/15/29 then T5Y + 5.431%	1,185,780	**(1)(5)
$2,350,000	9.625% to 06/15/30 then SOFR5Y + 5.775%	2,596,516	**(1)(5)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2024

Shares/$ Par		Value
$1,500,000	BBVA Bancomer SA, 5.875% to 09/13/29 then T5Y + 4.308%, 09/13/34, 144A****	$1,421,094	(2)(3)(5)
	BNP Paribas:
$1,125,000	4.625% to 02/25/31 then T5Y + 3.34%, 144A****	948,610	**(1)(5)
$11,200,000	7.375% to 08/19/25 then SW5 + 5.15%, 144A****	11,268,600	**(1)(2)(5)
$2,300,000	7.375% to 09/10/34 then T5Y + 3.535%, 144A****	2,311,041	**(1)(5)
$2,280,000	7.75% to 08/16/29 then T5Y + 4.899%, 144A****	2,347,987	**(1)(2)(3)(5)
$5,576,000	8.50% to 08/14/28 then T5Y + 4.354%, 144A****	5,825,771	**(1)(2)(3)(5)
$1,300,000	9.25% to 11/17/27 then T5Y + 4.969%, 144A****	1,400,584	**(1)(5)
$1,610,000	Canadian Imperial Bank of Commerce, 6.95% to 01/28/30 then T5Y + 2.833%, 01/28/85, Series 5	1,615,436	**(5)
$1,130,000	Credit Agricole SA, 4.75% to 09/23/29 then T5Y + 3.237%, 144A****	1,018,841	**(1)(5)
$800,000	Deutsche Bank AG, 6.00% to 04/30/26 then T5Y + 4.524%	785,980	**(1)(5)
	HSBC Holdings PLC:
$1,000,000	6.00% to 05/22/27 then SW5 + 3.746%	986,292	**(1)(2)(5)
$9,025,000	6.50% to 03/23/28 then SW5 + 3.606%	8,967,613	**(1)(2)(3)(5)
$1,600,000	6.95% to 09/11/34 then T5Y + 3.191%	1,612,094	**(1)(5)
$1,825,000	ING Groep NV, 3.875% to 11/16/27 then T5Y + 2.862%	1,642,591	**(1)(5)
	Lloyds Banking Group PLC:
$9,447,000	3.369% to 12/14/41 then T5Y + 1.50%, 12/14/46	6,848,515	(2)(3)(5)
$1,000,000	7.50% to 09/27/25 then SW5 + 4.496%	1,004,088	**(1)(2)(3)(5)
$15,690,000	8.00% to 03/27/30 then T5Y + 3.913%	16,413,168	**(1)(2)(3)(5)
	NatWest Group PLC:
$950,000	4.60% to 12/28/31 then T5Y + 3.10%	810,610	**(1)(5)
$670,000	8.125% to 05/10/34 then T5Y + 3.752%	713,390	**(1)(5)
	Royal Bank of Canada:
$3,220,000	6.35% to 11/24/34 then T5Y + 2.257%, 11/24/84, Series 5	3,136,826	**(5)
$2,213,000	7.50% to 05/02/29 then T5Y + 2.887%, 05/02/84, Series 4	2,307,289	**(2)(3)(5)
	Societe Generale SA:
$2,300,000	4.75% to 05/26/26 then T5Y + 3.931%, 144A****	2,176,836	**(1)(2)(3)(5)
$2,300,000	5.375% to 11/18/30 then T5Y + 4.514%, 144A****	1,968,839	**(1)(2)(3)(5)
$300,000	6.75% to 04/06/28 then SW5 + 3.929%, 144A****	283,364	**(1)(5)
$5,000,000	8.00% to 09/29/25 then SW5 + 5.873%, 144A****	5,055,455	**(1)(2)(3)(5)
$7,540,000	9.375% to 05/22/28 then T5Y + 5.385%, 144A****	7,865,559	**(1)(2)(3)(5)
	Standard Chartered PLC:
$1,100,000	4.75% to 07/14/31 then T5Y + 3.805%, 144A****	958,488	**(1)(5)
$5,700,000	7.75% to 02/15/28 then T5Y + 4.976%, 144A****	5,863,903	**(1)(2)(3)(5)
	Toronto-Dominion Bank:
$1,150,000	7.25% to 07/31/29 then T5Y + 2.977%, 07/31/84, Series 4	1,180,981	**(5)
$1,000,000	8.125% to 10/31/27 then T5Y + 4.075%, 10/31/82, Series 3, 144A****	1,053,170	**(5)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2024

Shares/$ Par		Value
	UBS Group AG:
$1,550,000	4.375% to 02/10/31 then T5Y + 3.313%, 144A****	$1,323,958	**(1)(5)
$1,970,000	4.875% to 02/12/27 then T5Y + 3.404%, 144A****	1,869,778	**(1)(5)
$500,000	9.25% to 11/13/33 then T5Y + 4.758%, 144A****	576,039	**(1)(5)
		167,807,084
	Insurance — 0.2%
$1,550,000	QBE Insurance Group Ltd., 5.875% to 05/12/25 then T5Y + 5.513%, 144A****	1,553,601	**(1)(2)(3)(5)
		1,553,601
	Total Contingent Capital Securities (Cost $171,239,851)	169,360,685

Corporate Debt Securities§ — 0.9%
	Banking — 0.4%
46,000	Dime Community Bancshares, Inc., 9.00% to 07/15/29 then TSFR3M + 4.951%, 07/15/34	1,254,880
56,339	Zions Bancorporation, TSFR3M + 4.15161%, 9.09825%(4), 09/15/28, Sub Notes	1,410,728
		2,665,608
	Insurance — 0.2%
$1,175,000	Universal Insurance Holdings, Inc., 5.625% 11/30/26	1,144,990
		1,144,990
	Communication — 0.3%
	Qwest Corporation:
54,050	6.50% 09/01/56	951,820
82,550	6.75% 06/15/57	1,483,424
		2,435,244
	Total Corporate Debt Securities (Cost $7,012,546)	6,245,842

Money Market Fund — 2.3%
	BlackRock Liquidity Funds:
17,133,722	T-Fund, Institutional Class	17,133,722

	Total Money Market Fund (Cost $17,133,722)	17,133,722

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2024

		Value
Total Investments (Cost $739,485,401***)	99.5%	$732,195,958
Other Assets and Liabilities, excluding Loan Payable (net)	0.5%	3,328,511
Total Managed Assets	100.0%‡	$735,524,469
Loan Principal Balance		(276,300,000)
Net Assets Available To Common Stock		$459,224,469

§Date shown is maturity date unless referencing the end of the fixed-rate period of a fixed-to-floating rate security.

*Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income (unaudited).

**Securities distributing Qualified Dividend Income only (unaudited).

***Aggregate cost of securities held.

****Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At November 30, 2024, these securities amounted to $174,343,259 or 23.7% of total managed assets.

(1)Perpetual security with no stated maturity date.

(2)All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $493,371,701 at November 30, 2024.

(3)All or a portion of this security has been rehypothecated. The total value of such securities was $260,191,079 at November 30, 2024.

(4)Represents the rate in effect as of the reporting date.

(5)Foreign Issuer.

†A Contingent Capital Security is a hybrid security with contractual loss-absorption characteristics.

‡The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:

3ML	—	3-Month Intercontinental Exchange (ICE) London Interbank Offered Rate (LIBOR) USD A/360
SOFR5Y	—	5-year USD ICE Secured Overnight Financing Rate (SOFR) Swap
SW5	—	5-year USD Swap Semiannual 30/360
T5Y	—	Federal Reserve H.15 5-Yr Constant Maturity Treasury Semiannual yield
T7Y	—	Federal Reserve H.15 7-Yr Constant Maturity Treasury Semiannual yield
T10Y	—	Federal Reserve H.15 10-Yr Constant Maturity Treasury Semiannual yield
TSFR3M	—	Chicago Mercantile Exchange Inc. (CME) Term SOFR 3-Month

The administrator of U.S. dollar LIBOR, ICE, ceased publication of daily U.S. dollar LIBOR panels after June 30, 2023. For securities where (i) issuers have announced replacement reference rates or (ii) the Adjustable Interest Rate (LIBOR) Act of 2022 was determined by the Adviser to apply, the new reference rate (usually Term SOFR) has been listed as the benchmark. The spread over that benchmark includes any tenor spread adjustment applicable upon benchmark transition. For all other securities, the original reference rate and spread continue to be listed.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2024

ASSETS:
Investments, at value (Cost $739,485,401)		$732,195,958
Dividends and interest receivable		7,120,479
Prepaid expenses		63,442
Total Assets		739,379,879

LIABILITIES:
Loan payable	$276,300,000
Interest expense payable	1,283,644
Payable for investments purchased	2,000,000
Dividends payable to Common Stock Shareholders	137,347
Investment advisory fees payable	313,299
Administration, Transfer Agent and Custodian fees payable	52,889
Servicing Agent fees payable	28,165
Professional fees payable	17,219
Accrued expenses and other payables	22,847
Total Liabilities		280,155,410
NET ASSETS AVAILABLE TO COMMON STOCK		$459,224,469

NET ASSETS AVAILABLE TO COMMON STOCK consist of:
Total distributable earnings (loss)		$(35,285,585)
Par value of Common Stock		205,381
Paid-in capital in excess of par value of Common Stock		494,304,673
Net Assets Available to Common Stock		$459,224,469

NET ASSET VALUE PER SHARE OF COMMON STOCK:
Common Stock (20,538,137 shares outstanding)		$22.36

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

STATEMENT OF OPERATIONS

For the Year Ended November 30, 2024

INVESTMENT INCOME:
Dividends†		$14,534,466
Interest		33,740,687
Rehypothecation Income		137,489
Total Investment Income		48,412,642

EXPENSES:
Investment advisory fees	$3,721,761
Interest expense	17,180,411
Administrator’s fees	417,148
Servicing Agent fees	328,539
Offering costs expense (Note 5)	213,420
Professional fees	139,310
Insurance expense	93,555
Transfer Agent fees	23,893
Directors’ fees	54,600
Custodian fees	59,755
Compliance fees	35,000
Other	109,615
Total Expenses		22,377,007
NET INVESTMENT INCOME		26,035,635

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments sold during the year		(2,613,488)
Change in unrealized appreciation/(depreciation) of investments		58,236,794
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS		55,623,306

NET INCREASE IN NET ASSETS TO COMMON STOCK RESULTING FROM OPERATIONS		$81,658,941

†For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction (“DRD”) or as qualified dividend income (“QDI”) for individuals.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK

	Year Ended November 30, 2024	Year Ended November 30, 2023
OPERATIONS:
Net investment income	$26,035,635	$25,758,349
Net realized (loss) on investments sold during the year	(2,613,488)	(19,109,519)
Change in net unrealized appreciation/(depreciation) of investments	58,236,794	2,306,967
Net increase in net assets resulting from operations	81,658,941	8,955,797

DISTRIBUTIONS:
Dividends paid from distributable earnings to Common Stock Shareholders(1)	(26,993,273)	(27,264,006)
Distributions paid from net realized capital gains to Common Stock Shareholders	—	(5,580,583)
Total Distributions	(26,993,273)	(32,844,589)

NET INCREASE/(DECREASE) IN NET ASSETS AVAILABLE TO COMMON STOCK FOR THE YEAR	$54,665,668	$(23,888,792)

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of year	$404,558,801	$428,447,593
Net increase/(decrease) in net assets during the year	54,665,668	(23,888,792)
End of year	$459,224,469	$404,558,801

(1)May include income earned, but not paid out, in prior fiscal year.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

STATEMENT OF CASH FLOWS

For the Year Ended November 30, 2024

INCREASE/(DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$81,658,941

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Purchase of investment securities	(173,867,046)
Proceeds from disposition of investment securities	134,108,746
Net sales of short-term investment securities	38,401,012
Increase in dividends and interest receivable	(212,207)
Decrease in prepaid expenses	192,977
Net amortization/(accretion) of premium/(discount)	492,681
Decrease in interest expense payable	(148,127)
Increase in payable for investments purchased	2,000,000
Increase in payables to related parties	25,176
Decrease in accrued expenses and other liabilities	(52,298)
Change in net unrealized (appreciation)/depreciation of investments	(58,236,794)
Net realized loss from investments sold	2,613,488
Net cash provided by operating activities	26,976,549

CASH FLOWS FROM FINANCING ACTIVITIES:
Dividend paid (net of reinvestment of dividends, if any, and change in dividends payable) to common stock shareholders from net distributable earnings	(26,976,549)
Net cash used in financing activities	(26,976,549)
Net increase/(decrease) in cash	—

CASH:
Beginning of the year	$—
End of the year	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid during the year	$17,328,538
Reinvestment of dividends	—
Increase of dividends payable to common stock shareholders	16,724

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

FINANCIAL HIGHLIGHTS

For a Common Stock share outstanding throughout each year

The accompanying notes are an integral part of the financial statements.

Contained below and on the following page is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data.

	Year Ended November 30,
	2024	2023	2022	2021	2020
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$19.70	$20.86	$26.83	$26.51	$26.20
INVESTMENT OPERATIONS:
Net investment income	1.26	1.25	1.68	1.85	1.84
Net realized and unrealized gain/(loss) on investments	2.71	(0.81)	(5.93)	0.35	0.30
Total from investment operations	3.97	0.44	(4.25)	2.20	2.14
FINANCING OPERATIONS:
Premium from shelf offering, net of offering cost	—	—	0.02	0.08	—
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(1.31)	(1.33)	(1.74)	(1.96)	(1.83)
From net realized gains	—	(0.27)	—	—	—
Total distributions to Common Stock Shareholders	(1.31)	(1.60)	(1.74)	(1.96)	(1.83)
Net asset value, end of year	$22.36	$19.70	$20.86	$26.83	$26.51
Market value, end of year	$20.59	$17.69	$19.66	$27.59	$28.18
Total investment return based on net asset value*	21.43%	3.02%	(16.05)%	8.57%	8.93%
Total investment return based on market value*	24.52%	(1.85)%	(23.06)%	5.03%	14.87%
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Total net assets, end of year (in 000’s)	$459,224	$404,559	$428,448	$539,670	$508,690
Operating expenses including interest expense(1)	5.11%	5.16%	2.38%	1.48%	1.87%
Operating expenses excluding interest expense	1.19%	1.18%	1.10%	1.03%	1.06%
Net investment income†	5.94%	6.34%	7.23%	6.76%	7.40%
SUPPLEMENTAL DATA:††
Portfolio turnover rate	20%	10%	7%	13%	12%
Total managed assets, end of year (in 000’s)	$735,524	$680,859	$704,748	$815,970	$760,890
Ratio of operating expenses including interest expense(1) to average total managed assets	3.13%	3.07%	1.50%	0.99%	1.22%
Ratio of operating expenses excluding interest expense to average total managed assets	0.73%	0.70%	0.69%	0.69%	0.69%

*Assumes reinvestment of distributions at the price obtained by the Fund’s Dividend Reinvestment and Cash Purchase Plan.

†The net investment income ratios reflect income net of operating expenses, including interest expense.

††Information presented under heading Supplemental Data includes loan principal balance.

(1)See Note 7.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

For a Common Stock share outstanding throughout each year

The accompanying notes are an integral part of the financial statements.

	Year Ended November 30,
	2019	2018	2017	2016	2015
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$23.02	$26.29	$24.13	$24.43	$24.80
INVESTMENT OPERATIONS:
Net investment income	1.62	1.65	1.69	1.84	1.79
Net realized and unrealized gain/(loss) on investments	3.28	(3.13)	2.39	(0.22)	(0.24)
Total from investment operations	4.90	(1.48)	4.08	1.62	1.55
FINANCING OPERATIONS:
Premium from shelf offering, net of offering cost	—	—	—	—	—
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(1.72)	(1.79)	(1.92)	(1.92)	(1.92)
From net realized gains	—	—	—	—	—
Total distributions to Common Stock Shareholders	(1.72)	(1.79)	(1.92)	(1.92)	(1.92)
Net asset value, end of year	$26.20	$23.02	$26.29	$24.13	$24.43
Market value, end of year	$26.41	$21.35	$26.44	$22.89	$22.99
Total investment return based on net asset value*	22.10%	(5.59)%	17.41%	7.03%	7.07%
Total investment return based on market value*	32.70%	(12.94)%	24.49%	7.89%	5.65%
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Total net assets, end of year (in 000’s)	$502,137	$441,190	$503,758	$462,215	$467,911
Operating expenses including interest expense(1)	2.73%	2.49%	2.06%	1.83%	1.68%
Operating expenses excluding interest expense	1.06%	1.06%	1.07%	1.10%	1.08%
Net investment income†	6.53%	6.60%	6.56%	7.53%	7.25%
SUPPLEMENTAL DATA:††
Portfolio turnover rate	18%	10%	13%	19%	16%
Total managed assets, end of year (in 000’s)	$754,337	$693,390	$755,958	$703,515	$709,211
Ratio of operating expenses including interest expense(1) to average total managed assets	1.78%	1.63%	1.39%	1.20%	1.12%
Ratio of operating expenses excluding interest expense to average total managed assets	0.69%	0.69%	0.72%	0.73%	0.72%

*Assumes reinvestment of distributions at the price obtained by the Fund’s Dividend Reinvestment and Cash Purchase Plan.

†The net investment income ratios reflect income net of operating expenses, including interest expense.

††Information presented under heading Supplemental Data includes loan principal balance.

(1)See Note 7.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Per Share of Common Stock

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 29, 2023	$0.1040	$20.44	$17.75	$17.91
January 31, 2024	0.1040	20.84	18.88	18.80
February 29, 2024	0.1075	20.89	18.80	18.76
March 28, 2024	0.1075	21.17	19.17	18.76
April 30, 2024	0.1075	20.70	18.05	18.20
May 31, 2024	0.1107	21.18	18.66	18.72
June 28, 2024	0.1107	21.19	19.20	19.18
July 31, 2024	0.1107	21.49	19.87	19.89
August 30, 2024	0.1122	21.88	20.42	20.52
September 30, 2024	0.1122	22.46	21.50	21.63
October 31, 2024	0.1122	22.22	20.37	20.30
November 29, 2024	0.1151	22.36	20.59	20.69

(1)Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Senior Securities

	11/30/2024	11/30/2023	11/30/2022	11/30/2021	11/30/2020
Total Debt Outstanding, End of Period (000s)(1)	$276,300	$276,300	$276,300	$276,300	$252,200
Asset Coverage per $1,000 of Debt(2)	2,662	2,464	2,551	2,953	3,017

	11/30/2019	11/30/2018	11/30/2017	11/30/2016	11/30/2015
Total Debt Outstanding, End of Period (000s)(1)	$252,200	$252,200	$252,200	$241,300	$241,300
Asset Coverage per $1,000 of Debt(2)	2,991	2,749	2,997	2,916	2,939

(1)	See Note 7.
(2)	Calculated by subtracting the Fund’s total liabilities (excluding the loan) from the Fund’s total assets and dividing that amount by the loan outstanding in 000’s.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS

1.Organization

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated (the “Fund”) was incorporated as a Maryland corporation on October 10, 2012, and commenced operations on May 29, 2013 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek total return, with an emphasis on high current income.

2.Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), including the accounting and reporting principles under ASC 946-10-50-1, and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate a valuation designee to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available.

The net asset value of the Fund’s Common Stock is calculated by the Fund’s Administrator (as defined below) on each day the New York Stock Exchange (“NYSE”) is open for trading, in accordance with the policies and procedures adopted by the Adviser (as defined below), as the Valuation Designee of the Board of Directors (the “Board”) of the Fund. Net asset value is calculated by dividing the value of the Fund’s net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund’s net assets available to Common Stock is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of any outstanding preferred stock.

The Fund’s preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Valuation Designee. In determining the evaluated mean value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations (based on the mean of bid and asked price), market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon (“swaptions”), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by the Valuation Designee, including reference to valuations of other securities which are comparable in quality, maturity and type.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost, provided such amount approximates market value. Investments in money market funds are valued at the net asset value of such funds.

Fair Value Measurements: The Fund has analyzed all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•	Level 1 –	quoted prices in active markets for identical securities
•	Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period.

A summary of the inputs used to value the Fund’s investments as of November 30, 2024 is as follows:

	Total Value at November 30, 2024	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Stock & Hybrid Preferred Securities
Banking	$242,886,270	$115,423,309	$127,462,961	$—
Financial Services	25,904,853	7,471,458	18,433,395	—
Insurance	131,171,331	31,128,726	100,042,605	—
Utilities	75,808,841	12,630,895	63,177,946	—
Energy	28,479,445	—	28,479,445	—
Communication	7,736,837	—	7,736,837	—
Real Estate Investment Trust (REIT)	11,746,914	11,746,914	—	—
Miscellaneous Industries	15,721,218	3,070,295	12,650,923	—
Contingent Capital Securities
Banking	167,807,084	—	167,807,084	—
Insurance	1,553,601	—	1,553,601	—
Corporate Debt Securities
Banking	2,665,608	2,665,608	—	—
Insurance	1,144,990	—	1,144,990	—
Communication	2,435,244	2,435,244	—	—
Money Market Fund	17,133,722	17,133,722	—	—
Total Investments	$732,195,958	$203,706,171	$528,489,787	$—

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

During the reporting period, there were no transfers into or out of Level 3.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services that are unaffiliated with the Adviser (as defined below). To assess the continuing appropriateness of security valuations, the Adviser regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active market participant.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, the Valuation Designee evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the specific identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities using the effective yield method.

Prepaid expenses: Prepaid expenses consist primarily of insurance premiums and shelf registration expenses. Insurance premiums are amortized over the term of the current policy. Prepaid shelf registration expenses represent expenses incurred to establish the Fund’s shelf registration. Shelf registration expenses are allocated to paid-in capital for each transaction, if any, on a pro-rata basis based on gross proceeds relative to the total amount offered under the shelf registration. Any unallocated prepaid expense balance associated with the shelf registration are accelerated into expense at the earlier of the end of the registration period or at the effective date of a new shelf registration.

Federal income taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2024, 2023, 2022 and 2021), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s major tax jurisdictions are federal and the State of California. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired (each tax year in the four-year period ended November 30, 2024) are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense, which is included in Other expenses in the Statement of Operations. Excise tax, if any, is disclosed below in Excise Tax. There were no expenses for tax-related interest and penalties for the fiscal year ended November 30, 2024.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to holders of Common Stock (“Shareholders”). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund’s Board. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund’s Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund’s net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund’s assets.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes, and may exclude amortization of premium and discount on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 was as follows:

	Distributions paid in fiscal year 2024		Distributions paid in fiscal year 2023
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Common Stock	$26,993,273	$0	$27,264,006	$5,580,583

As of November 30, 2024, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Shareholders, on a tax basis, were as follows:

Capital (Loss) Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation/(Depreciation)
$(26,255,063)	$231,669	$0	$(11,135,199)

The composition of the Fund’s accumulated realized capital losses as of November 30, 2024, is indicated below. These losses may be carried forward and offset against future capital gains.

No Expiration Short Term	No Expiration Long Term	Total
$4,512,590	$21,742,473	$26,255,063

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

Reclassification of accounts: During the year ended November 30, 2024, reclassifications were made in the Fund’s capital accounts to report these balances on a tax basis, excluding temporary differences, as of November 30, 2024. Additional adjustments may be required in subsequent reporting periods. These reclassifications have no impact on the net asset value of the Fund. The calculation of net investment income per share in the financial highlights excludes these adjustments. Below are the reclassifications:

Paid-in Capital	Total Distributable Earnings
$(101,828)	$101,828

Excise tax: The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and 98.2% of its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years. The Fund is subject to a payment of an estimated $3,100 of federal excise taxes attributed to calendar year 2024.

Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum potential exposure under these arrangements is unknown. Currently, the Fund does not anticipate recognizing any loss related to these arrangements.

3.Investment Advisory Fee, Servicing Agent Fee, Administration Fee, Transfer Agent Fee, Custodian Fee, Directors’ Fees and Chief Compliance Officer Fee

Flaherty & Crumrine Incorporated (the “Adviser”) serves as the Fund’s investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.575% on the first $200 million of the Fund’s average daily managed assets and 0.50% of the Fund’s average daily managed assets above $200 million. For purposes of calculating such a fee “managed assets” means the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred stock issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund.

Destra Capital Advisors LLC (the “Servicing Agent”) serves as the Fund’s shareholder servicing agent. As compensation for its services, the Fund pays the Servicing Agent a fee computed and paid monthly at the annual rate of 0.075% of the Fund’s Average Net Assets. For these purposes, “Average Net Assets” are the average daily net assets available to the Fund’s common shareholders.

The Bank of New York Mellon (“BNY”) serves as the Fund’s administrator (the “Administrator”). As Administrator, BNY calculates the net asset value of the Fund’s shares of Common Stock and generally assists in all aspects of the Fund’s administration and operation. As compensation for BNY’s services as Administrator, the Fund pays BNY a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund’s average daily total managed assets, 0.04% of the next $300 million of the Fund’s average daily total managed assets, 0.03% of the next $500 million of the Fund’s average daily total managed assets and 0.02% of the Fund’s average daily total managed assets above $1 billion. For purposes of calculating such fee, the Fund’s total managed assets means the total assets of the Fund (including any assets attributable to the Fund’s preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage).

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

Computershare Inc. (“Computershare”) serves as the Fund’s transfer agent, dividend disbursing agent and registrar (the “Transfer Agent”). As compensation for Computershare’s services as Transfer Agent, the Fund pays Computershare an annual fee in the amount of $20,500, plus certain out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) serves as the Fund’s Custodian. As compensation for the Custodian’s services as custodian, the Fund pays the Custodian a monthly fee at the annual rate of 0.01% of the first $200 million of the Fund’s average daily total managed assets, 0.008% of the next $300 million of the Fund’s average daily total managed assets, 0.006% of the next $500 million of the Fund’s average daily total managed assets, and 0.005% of the Fund’s average daily total managed assets above $1 billion. For purposes of calculating such fee, the Fund’s total managed assets means the total assets of the Fund (including any assets attributable to any of the Fund’s preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage).

The Fund pays each Director, who is not a director, officer or employee of the Adviser, a fee of $9,000 per annum, plus $750 for each in-person meeting of the Board or Audit Committee, $500 for each in-person meeting of the Nominating and Governance Committee attended, and $250 for each telephone meeting attended. The Audit Committee Chair receives an additional annual fee of $3,000. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

The Fund pays the Adviser a fee of $35,000 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

4.Purchases and Sales of Securities

For the year ended November 30, 2024, the cost of purchases and proceeds from sales of securities, excluding short-term investments, aggregated $173,867,046 and $134,108,746, respectively.

At November 30, 2024, the aggregate cost of securities for federal income tax purposes was $743,331,157, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $14,461,751 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $25,596,950.

5.Common Stock

At November 30, 2024, 240,000,000 shares of $0.01 par value Common Stock were authorized.

During the year ended November 30, 2024, the Fund had an effective “shelf” registration statement that allowed it to issue shares of Common Stock periodically pursuant to Rule 415 under the Securities Act of 1933 (the “Shelf Registration Statement”). The Shelf Registration Statement permitted the Fund to offer and sell Common Stock having an aggregate offering value of up to $200,000,000. Under the 1940 Act, the Fund generally may not sell Common Stock at a price below the current net asset value of such Common Stock, net of any distributing commission or discount. Accordingly, the Fund may be unable to issue Common Stock from time to time, particularly when the shares of Common Stock are trading at a discount to their net asset value. The Fund is not required to issue Common Stock pursuant to a Shelf Registration Statement and may choose not to do so.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund entered into an at-the-market sales agreement (the “Sales Agreement”) with Virtu Americas LLC (“Virtu”) under which Virtu acted as the Fund’s agent or principal for the offer and sale of the Common Stock. Virtu was entitled to compensation at a commission rate of up to 1.0% of the gross sales price per share sold under the Sales Agreement.

The Shelf Registration Statement expired on April 18, 2024. The aggregate dollar amount of Common Stock remaining under the Shelf Registration Statement upon expiration was $164,287,124.

There were no Common Stock transactions during the fiscal years ended November 30, 2024 and 2023.

Costs incurred by the Fund in connection with the Shelf Registration Statement are recorded as a prepaid expense and included in “Prepaid Expenses” on the Statement of Assets and Liabilities. These costs are amortized pro rata as Common Stock is sold and are recognized and presented net as a component of “Increase from shares issued under the at-the-market program” on the Statements of Changes in Net Assets Available to Common Stock. Any deferred offering costs remaining three years after effective date of the Shelf Registration will be expensed. Costs incurred by the Fund to keep the Shelf Registration current are expensed as incurred and recognized as a component of “Expenses: Other” on the Statement of Operations.

During the fiscal year ended November 30, 2024, the Fund expensed $213,420 of Prepaid expenses related to the expired Shelf Registration Statement. This is reported as “Offering costs expense” on the Statement of Operations. The Fund also recorded $21,268 of “Prepaid expenses” related to a new Shelf Registration Statement. This is reported in “Prepaid expenses” on the Statement of Assets and Liabilities.” There is no assurance that an effective Shelf Registration Statement will be filed by the Fund or that shares will be issued under it. Costs related to it will be recorded as described in the preceding paragraph.

6.Preferred Stock

The Fund’s Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The Fund does not currently have any issued and outstanding shares of preferred stock.

7.Committed Financing Agreement

The Fund has entered into a committed financing agreement with BNP Paribas Prime Brokerage International, Ltd. (“Financing Agreement”) that allows the Fund to borrow on a secured basis, which the Fund uses in the normal course of business as financial leverage. Such leveraging tends to magnify both the risks and opportunities to Shareholders. The Financing Agreement has been amended from time to time to allow for changes in the committed amount. As of November 30, 2024, the committed amount, and amount borrowed, under the Financing Agreement was $276.3 million.

Effective February 21, 2023, the lender charges an annualized rate of the Secured Overnight Financing Rate (“SOFR”), reset daily, plus 0.90% on the drawn (borrowed) balance. The lender’s charges on the undrawn (committed) balance remain unchanged at an annualized rate of 0.65%. For the year ended November 30, 2024, the daily weighted average annualized interest rate on the drawn balance was 6.116% and the average daily loan balance was $276,300,000. SOFR rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Shareholders.

The Fund is required to meet certain asset coverage requirements under the Financing Agreement and under the 1940 Act. In accordance with the asset coverage requirements, more than 50% of the Fund’s assets are expected to be pledged as collateral assuming the full committed amount is drawn. Securities pledged as collateral are identified

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

in the portfolio of investments. If the Fund fails to meet these requirements, or maintain other financial covenants required under the Financing Agreement, the Fund may be required to repay immediately, in part or in full, the amount borrowed under the Financing Agreement. Additionally, failure to meet the foregoing requirements or covenants could restrict the Fund’s ability to pay dividends to Shareholders and could necessitate sales of portfolio securities at inopportune times. The Financing Agreement has no stated maturity, but may be terminated by either party without cause with 180 days’ advance notice.

Under the 1940 Act, the Fund is not permitted to incur indebtedness, including through borrowing under a credit facility, unless immediately thereafter the Fund will have an asset coverage of at least 300%. This requirement is applied at the time the Fund draws on the loan and not on a daily basis. Because the Fund borrows under a privately arranged credit facility, it is not subject to certain limitations imposed by the 1940 Act on paying dividends or making distributions if the asset coverage on its borrowings falls below 300%.

Under the terms of the Financing Agreement, the lender has the ability to borrow a portion of the securities pledged as collateral against the loan (“Rehypothecated Securities”), subject to certain limits. In connection with any Rehypothecated Securities, the Fund receives a fee from the lender equal to the greater of (x) 0.05% of the value of the Rehypothecated Securities and (y) 70% of net securities lending income. The Fund may recall any Rehypothecated Security at any time and the lender is required to return the security in a timely fashion. In the event the lender does not return the security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any loan amounts owed to the lender under the Financing Agreement. Rehypothecated Securities are marked-to-market daily and adjusted as necessary so the value of all Rehypothecated Securities does not exceed 100% of the loan amount under the Financing Agreement. The Fund will continue to earn and receive all dividends, interest, and other distributions on Rehypothecated Securities. As of November 30, 2024, Rehypothecated Securities are identified in the Portfolio of Investments, and fees earned from rehypothecation are included in the Statement of Operations. The Fund had rehypothecation income of $137,489 for the fiscal year ended November 30, 2024.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated (the Fund), including the portfolio of investments, as of November 30, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets available to common stock for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the ten-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of November 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Flaherty & Crumrine Incorporated investment companies since 2001.

Boston, Massachusetts
January 22, 2025

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited)

Summary of Fund Expenses

The purpose of the following tables and example below is to help you understand the fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly, from shares you own and shares sold by the Fund under a Shelf Registration Statement. The table reflects the use of leverage in the form of Borrowings in an amount equal to 37.57% of the Fund’s managed assets (after the leverage is incurred) and shows Fund expenses as a percentage of net assets attributable to Common Shares. The Fund’s actual expenses may vary from the estimated expenses shown in the table. The extent of the Fund’s assets attributable to leverage following an offering, and the Fund’s associated expenses, are likely to vary (perhaps significantly) from these assumptions.

Shareholder Transaction Expenses (Percentage of Offering Price)
Sales load paid by you (as a percentage of offering price)	1.00%	(1)
Offering Expenses borne by Common Shareholders	0.13%
Dividend reinvestment and cash purchase plan fees	None	(2)

Annual Expenses (Percentage of Net Assets Attributable to Common Shares (Includes Leverage)(3))
Investment management fee(4)	0.85%
Interest payments on borrowed funds(5)	3.92%
Other expenses(6)	0.34%
Total annual Fund operating expenses	5.11%

(1)	For the three-year period ending April 18, 2024, the Fund had an effective registration statement (“Shelf Registration Statement”) under which it could offer and sell additional Common Shares of the Fund. The maximum sales load for offerings made at-the-market under the Shelf Registration Statement was 1.00% of the offering price. The Shelf Registration Statement expired on April 18, 2024.
(2)	There is no charge to participants for reinvesting dividends or capital gains distributions. The Fund’s dividend disbursing agent’s (the “Plan Agent”) service fee for handling the reinvestment of such dividends and capital gains distributions will be paid by the Fund. Shareholders will bear a proportionate share of brokerage commissions on all open market purchases. See “Dividend Reinvestment and Cash Purchase Plan.”
(3)	For purposes of the Fee Table, the Fund’s net assets have been calculated as managed assets less the principal amount of Borrowings under the Financing Agreement. As of November 30, 2024, the Fund did not have any Preferred Shares outstanding nor is it party to any Reverse Repurchase Agreements.
(4)	The Adviser receives a monthly management fee for its advisory services equal to an effective annual rate of 0.52% of the Fund’s average daily total managed assets assuming the amount of leverage of 37.57% of the Fund’s managed assets is used.
(5)	Interest expense assumes that leverage represents 37.57% of the Fund’s managed assets and is charged at an interest rate pursuant to the Financing Agreement. As of November 30, 2024, the annualized interest rate on the drawn balance was 5.470%.
(6)	“Other expenses” are based upon estimated amounts for the current fiscal year.

Example (At-the-Market Transaction)

The following example illustrates the hypothetical expenses (including the sales load of $10.00 and estimated offering expenses of $1.30 on an at-the-market offering) that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of 5.11% of net assets attributable to Common Shares and (2) a 5% annual return:

1 Year	3 Years	5 Years	10 Years
$63	$166	$269	$524

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower. The example assumes that the estimated “Other expenses” set forth in the Annual Expenses Table is accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Price Range of Common Shares

The following table sets forth, for the quarters indicated, the highest and lowest daily closing prices on the NYSE per Common Share, and the NAV per Common Share and the premium to or discount from NAV, on the date of each of the high and low market prices. The table also sets forth the number of Common Shares traded on the NYSE during the respective quarters.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) On Date of Market Price		Trading
Quarter Ended	High	Low	High	Low	High	Low	Volume
November 30, 2024	$21.58	$20.13	$22.64	$21.90	(4.09%)	(9.36%)	3,998,174
August 31, 2024	$20.42	$18.69	$21.90	$21.14	(6.67%)	(11.96%)	3,604,326
May 31, 2024	$19.17	$17.86	$21.32	$20.58	(9.35%)	(13.84%)	3,215,165
February 29, 2024	$18.88	$17.43	$21.01	$19.83	(9.07%)	(13.16%)	3,839,956
November 30, 2023	$17.69	$15.46	$19.73	$18.33	(10.20%)	(16.09%)	4,429,486
August 31, 2023	$18.31	$17.10	$19.91	$19.08	(6.74%)	(10.61%)	4,401,755
May 31, 2023	$20.04	$16.00	$21.46	$18.07	(2.67%)	(12.50%)	5,906,998
February 28, 2023	$21.48	$18.51	$22.31	$20.20	(2.15%)	(8.86%)	5,181,402

As of November 30, 2024, the NAV per Common Share of the Fund was $22.36 and the market price per Common Share was $20.59, representing a discount to NAV of 7.92%.

As of November 30, 2024, the Fund has outstanding 20,538,137 Common Shares.

Shares of closed-end investment companies frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the best interest of shareholders, the Fund’s Board of Directors might consider from time to time engaging in open market repurchases, tender offers for shares at net asset value or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund’s Board of Directors will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in shares trading at a price equal or close to net asset value per share. The Board of Directors may also consider converting the Fund to an open-end fund, which would require a vote of the shareholders of the Fund.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Effects of Leverage

As of November 30, 2024, the committed amount, and amount borrowed, under the Financing Agreement was $276.3 million. The lender currently charges an annualized rate of the Secured Overnight Financing Rate (“SOFR”), reset daily, plus 0.90% on the drawn (borrowed) balance. The lender charges an annualized rate of 0.65% on the undrawn (committed) balance. As of November 30, 2024, the annualized interest rate on the drawn balance was 5.470%.

Assuming the Fund uses leverage representing 37.57% of the Fund’s managed assets and is charged interest or involves payment at a rate set by an interest rate transaction at an annual average rate of approximately 5.470%, the income generated by the Fund’s portfolio (net of estimated expenses) must exceed 2.05% to cover such interest payments or payment rates and other expenses specifically related to leverage. Of course, these numbers are merely estimates based on current market conditions, used for illustration. Actual dividend rates, interest, or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table assumes leverage in an aggregate amount equal to 37.57% of the Fund’s managed assets. See “Principal Risks of the Fund – Leverage Risk.”

If the Fund uses leverage, the amount of fees paid to the Adviser for its services will be higher than if the Fund does not use leverage because the fees paid are calculated on managed assets, which include assets purchased with leverage. Therefore, the Adviser has a financial incentive to use leverage, which creates a conflict of interest between the Adviser and Common Shareholders, as only the Common Shareholders would bear the fees and expenses incurred through the Fund’s use of leverage. The Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including among other things, the Adviser’s assessment of the yield curve, interest rate trends, market conditions and other factors. See “Summary of Fund Expenses.”

Assumed Portfolio Total Return (net of expenses)	-10%	-5%	0%	5%	10%
Common Share Total Return	-19.31%	-11.30%	-3.29%	4.72%	12.73%

Common Share total return is comprised of two elements – the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest expenses on the Fund’s Borrowings as described above and dividend payments on any Preferred Shares issued by the Fund) and gain and losses on the value of the securities the Fund owns. As required by the rules of the SEC, the table assumes the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investment is entirely offset by losses in the value of those securities (including the proceeds from a Reverse Repurchase Agreement).

Unresolved Staff Comments

The Fund does not believe that there are any material unresolved written comments, received 180 days or more before November 30, 2024 from the Staff of the SEC regarding any of the Fund’s periodic or current reports under the Securities Exchange Act or the Investment Company Act, or its Registration Statement.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Dividend Reinvestment and Cash Purchase Plan

Under the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a Shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by Computershare as agent under the Plan, unless the Shareholder elects to receive cash. Registered Shareholders may elect to receive cash by contacting Computershare at the number provided below. If shares are registered in the name of a broker-dealer or other nominee (that is, in “street name”) and the broker or nominee participates in the Plan, distributions may be reinvested by the broker or nominee in additional shares under the Plan, unless the Shareholder elects to receive distributions in cash. Shareholders may elect to receive cash by contacting their broker or nominee. A Shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund’s Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, Computershare will buy shares of the Fund’s Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund’s next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants’ accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If Computershare commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, Computershare will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to Computershare’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the year ended November 30, 2024, $2,366 in brokerage commissions were incurred.

The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred by Computershare under the Plan.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying Computershare in writing, by completing the form on the back of the Plan account statement and forwarding it to Computershare, or by calling Computershare, directly. A termination will be effective immediately if notice is received by Computershare not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant’s account in additional shares of the Fund. Upon termination and according to a participant’s instructions, Computershare will either (a) issue certificates for the whole shares credited to the shareholder’s Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

The Plan is described in more detail in the Fund’s Plan brochure. Information concerning the Plan may be obtained from Computershare at 1-866-351-7446.

Proxy Voting Policies and Proxy Voting Record on Form N-PX

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission (“SEC”) on August 20, 2024. This filing, as well as the Fund’s proxy voting policies and procedures, are available (i) without charge, upon request, by calling the Fund’s Transfer Agent at 1-866-351-7446 and (ii) on the SEC’s website at www.sec.gov. In addition, the Fund’s proxy voting policies and procedures are available on the Fund’s website at www.preferredincome.com.

Portfolio Schedule on Form N-PORT

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters as an exhibit on Form N-PORT, the latest of which was filed for the quarter ended August 31, 2024. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. The Fund’s full portfolio holdings as of its first and third fiscal quarters will be made publicly available 60 days after the end of each quarter on www.sec.gov.

Supplementary Tax Information

Distributions to Common Stock Shareholders are characterized as follows for purposes of federal income taxes (as a percentage of total distributions). Individual Shareholders will receive a Form 1099-DIV in 2025 with information about the tax character of distributions they received in calendar year 2024.

	Individual		Corporate
Ordinary Dividends	QDI	Ordinary	DRD	Ordinary
Fiscal Year 2024	98.11%	1.89%	50.08%	49.92%
Calendar Year 2024	98.15%	1.85%	50.18%	49.82%

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Information about Fund Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen by Director**	Other Public Company Board Memberships During Past Five Years
NON-INTERESTED DIRECTORS:

David Gale 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 75	Lead Independent Director	Class II Director since inception	President of Delta Dividend Group, Inc. (investments).	5	None

Nicholas Dalmaso*** 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 59	Director and Nominating and Governance Committee Chair	Class III Director since 2024	Founder and CEO of Sound Capital Holdings LLC, Sound Capital Distributors LLC (a registered broker/dealer) and Sound Capital Solutions LLC (a registered investment advisor); General Counsel of EquityBee, Inc. (2022-2023); Founder and General Counsel of M1 Finance, Inc. (a registered broker/dealer).	5	Independent Chair of the Destra Capital Investment Company Boards (3 funds); Independent Chair of the Milliman Variable Insurance Trust Boards (2 funds).

Karen H. Hogan 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 63	Director and Audit Committee Chair	Class I Director since 2016†	Board Member, Westchester N.Y. Chapter of Young Men’s Service League; Board Member and Assistant Treasurer, Friends of Scarsdale Library; and Board Member, IKAR, all three being nonprofit organizations. Also serves on the boards of various community organizations.	5	None

*The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2026 Annual Meeting of Shareholders; director may continue in office until their successor is duly elected and qualifies.

Class II Director – three year term expires at the Fund’s 2027 Annual Meeting of Shareholders; director may continue in office until their successor is duly elected and qualifies.

Class III Directors – three year term expires at the Fund’s 2025 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualify.

**Each Director also serves as a Director for Flaherty & Crumrine Preferred and Income Fund, Flaherty & Crumrine Preferred and Income Opportunity Fund, Flaherty & Crumrine Preferred and Income Securities Fund, and Flaherty & Crumrine Total Return Fund.

***Mr. Dalmaso was appointed as a Director of the Fund effective as of the close of business on January 19, 2024

†Ms. Hogan served as a Class II Director from the Fund’s inception in 2013 until 2016.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen By Director**	Other Public Company Board Memberships During Past Five Years
INTERESTED DIRECTOR and OFFICER:

R. Eric Chadwick(1) 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 49	Director, Chairman of the Board, Chief Executive Officer and President	Class III Director since 2016	Portfolio Manager and President of Flaherty & Crumrine.	5	None

*The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2026 Annual Meeting of Shareholders; director may continue in office until their successor is duly elected and qualifies.

Class II Director – three year term expires at the Fund’s 2027 Annual Meeting of Shareholders; director may continue in office until their successor is duly elected and qualifies.

Class III Directors – three year term expires at the Fund’s 2025 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualify.

**Each Director also serves as a Director for Flaherty & Crumrine Preferred and Income Fund, Flaherty & Crumrine Preferred and Income Opportunity Fund, Flaherty & Crumrine Preferred and Income Securities Fund, and Flaherty & Crumrine Total Return Fund.

(1)“Interested person” of the Fund as defined in the 1940 Act. Mr. Chadwick is considered an “interested person” because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund’s investment adviser.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years
OFFICERS:

Chad Conwell 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 52	Chief Compliance Officer, Vice President and Secretary	Since Inception	Executive Vice President, Chief Compliance Officer and Chief Legal Officer of Flaherty & Crumrine

Bradford S. Stone 47 Maple Street Suite 403 Summit, NJ 07901 Age: 65	Chief Financial Officer, Vice President and Treasurer	Since Inception	Portfolio Manager, Executive Vice President and Chief Financial Officer of Flaherty & Crumrine

Roger Ko 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 50	Assistant Treasurer	Since 2014	Trader of Flaherty & Crumrine

*Each officer serves until their successor is elected and qualifies or until their earlier resignation or removal.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited)

Since the Fund’s last annual report to common stock shareholders, there have been no material changes to the Fund’s investment objective, policies or principal risk factors.

Investment Objective and Policies

The Fund’s investment objective is to seek total return, with an emphasis on high current income. The Fund’s investment objective is considered non-fundamental and may be changed by the Fund’s Board of Directors (the “Board of Directors”) without shareholder approval. However, the Fund’s investment objective and its 80% policy described below may only be changed upon 60 days’ prior written notice to the Fund’s shareholders.

Under normal market conditions, the Fund invests at least 80% of its Managed Assets (defined below) in a portfolio of preferred and other income-producing securities issued by U.S. and non-U.S. companies. Preferred and other income-producing securities may include, among other things, traditional preferred stock, trust preferred securities, hybrid securities that have characteristics of both equity and debt securities, contingent capital securities (“CoCos”), subordinated debt and senior debt. “Managed Assets” are the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred stock issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund.

The Fund will invest, under normal market conditions, more than 25% of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts & mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management & custody, investment banking & brokerage, insurance, insurance brokerage and real estate investment trust (“REIT”) industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries. For example, the Fund could have more than 25% of its total assets in insurance companies, while at other times it could have that portion invested in banks. At all times, though, the Fund would have at least 25% of its total assets invested in the financials sector. In addition, the Fund also may focus its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, communications and pipelines. The Adviser retains broad discretion to allocate the Fund’s investments as it deems appropriate considering current market and credit conditions.

The Fund may invest up to 100% of its Managed Assets in securities of U.S. companies, and may also invest up to 100% of its Managed Assets in securities of non-U.S. companies. In addition, the Fund may invest its Managed Assets in U.S. dollar-denominated American Depositary Receipts (“ADRs”), U.S. dollar-denominated foreign stocks traded on U.S. exchanges and U.S. dollar-denominated and non-U.S. dollar-denominated securities issued by companies organized or headquartered in foreign countries and/or doing significant business outside the United States.

The Fund will invest at least 80% of its Managed Assets in (i) investment grade quality securities or (ii) below investment grade quality securities of companies with investment grade senior unsecured debt outstanding, in either case determined at the time of purchase. In addition, for purposes of this 80% policy, such securities may include unrated securities that the Adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest. Some of the Fund’s Managed Assets may be invested in securities rated (or issued by companies rated) below investment grade at the time of purchase. Securities that are rated below investment grade are commonly referred to as “high yield” or “junk bonds.” Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay dividends and interest and repayment of principal. Due to the risks involved in investing in securities of below investment grade quality, an investment in the Fund should be considered speculative.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

The maturities of securities in which the Fund will invest generally will be longer-term (perpetual, in the case of many preferred securities and CoCos, and ten years or more for other preferred and debt securities); however, as a result of changing market conditions and interest rates, the Fund may also invest in shorter-term securities. The Fund can buy securities of any maturity or duration. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise by 1% and increase in value by 3% if interest rates fall by 1%.

The portion of the Fund’s Managed Assets not invested in preferred and other income-producing securities may be invested in, among other securities, common stocks, money market instruments, money market mutual funds, asset- backed securities, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“Government Securities”) and such obligations which are subject to repurchase agreements and commercial paper. Depending on market conditions, these investments may at times have a higher or lower yield than preferred securities and other income-producing securities in which the Fund invests.

Unless designated as a “fundamental” policy or restriction, the investment limitations and policies of the Fund may be changed by the Board of Directors without shareholder approval.

Primary Investment Strategies and Techniques

Preferred Securities. Preferred securities share many investment characteristics with both bonds and common stock; therefore, the risks and potential rewards of investing in the Fund may at times be similar to the risks of investing in equity-income funds or both equity funds and bond funds. Similar to bonds, preferred securities, which generally pay fixed- or adjustable-rate dividends or interest to investors, have preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. On the other hand, like common stock, preferred securities are junior to all forms of the company’s debt, including both senior and subordinated debt, and the company can skip or defer dividend or interest payments for extended periods of time without triggering an event of default. Further, different types of preferred securities can be junior or senior to other types of preferred securities in both priority of payment of dividends or interest and/or the liquidation of a company’s assets.

Preferred securities can be structured differently for retail and institutional investors, and the Fund may purchase either structure. The retail segment is typified by $25 par securities that are listed on a stock exchange and which trade and are quoted with accreted dividend or interest income included in the price. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, trade over-the-counter (“OTC”) and are quoted on a “clean” price, i.e., without accrued dividend or interest income included in the price.

While preferred securities can be issued with a final maturity date, others (including most traditional preferred stock) are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without any adverse consequence to the issuer. No redemption can typically take place unless all cumulative payment obligations to preferred security investors have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends or interest payable, and many preferred securities are non-cumulative, whereby the issuer does not have an obligation to make up any arrearages to holders of such securities.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

Debt Securities. The Fund may invest in a variety of debt securities, including corporate senior or subordinated debt securities and U.S. government securities. Corporate debt securities are fixed-income securities issued by businesses to finance their operations. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status.

Contingent Capital Securities. Contingent capital securities or “CoCos” have features similar to preferred and other income producing securities but also include “loss absorption” or mandatory conversion provisions that make the securities more like equity. An automatic write-down or conversion event is typically triggered by a reduction in the capital level of the issuer, but may also be triggered by regulatory actions (e.g., a change in capital requirements) or by other factors.

Illiquid Securities. The Fund may invest without limit in instruments that lack a secondary trading market or are otherwise considered illiquid. Generally, illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities.

Fundamental Investment Restrictions. The Fund has adopted certain fundamental investment restrictions that may not be changed without the approval of the holders of a majority of the outstanding voting securities, voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class. A “majority of the outstanding voting securities” for this purpose means the lesser of (1) 67% or more of the Common Shares and, if issued, preferred stock (“Preferred Shares”) present at a meeting of the shareholders, voting together as single class, if the holders of more than 50% of such shares are present or represented by proxy at the meeting, or (2) more than 50% of the outstanding Common Shares and outstanding Preferred Shares, voting together as a single class. A majority of the Fund’s outstanding Preferred Shares for this purpose is more than half of the outstanding Preferred Shares. For purposes of the restrictions listed below, all percentage limitations apply immediately after acquisition, and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination or reduction of any security from the Fund’s portfolio. Under its fundamental restrictions:

1.The Fund may not issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act or pursuant to exemptive relief therefrom; or pledge, mortgage or hypothecate its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies, provided that, notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes.

2.The Fund may not act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities.

3.The Fund may not purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and loans and other securities secured by real estate or interests therein, and the Fund may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities and loans.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

4.The Fund may not make loans to other persons except through the lending of securities held by it or in connection with permitted investment strategies (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, by the purchase of debt securities and in connection with permitted investment strategies.

5.The Fund may not invest more than 25% of its total assets in securities of issuers in a single industry, except that (i) this limitation will not be applicable to the purchase of Government Securities and (ii) the Fund will invest, under normal market conditions, more than at least 25% of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts & mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management & custody, investment banking & brokerage, insurance, insurance brokerage and REIT industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries.

6.The Fund may purchase and sell commodities or commodity contracts, including futures contracts, to the maximum extent permitted by law.

With respect to investment restriction number 5, the Fund, for example, could have more than 25% of its total assets in insurance companies, while at other times it could have that portion invested in banks. At all times, though, the Fund would have at least 25% of its total assets invested in the financials sector. In addition, the Fund also may focus its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, and pipelines. The Adviser retains broad discretion to allocate the Fund’s investments as it deems appropriate in light of current market and credit conditions.

The Fund is currently classified as “diversified” under the 1940 Act. In general, this means that the Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the US Government, its agencies or instrumentalities and securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval.

Principal Risks of the Fund

The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Different risks may be more significant at different times depending on market conditions.

Market Events Risk. Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted.

Preferred, Contingent Capital and Other Subordinated Securities Risk. Preferred, contingent capital and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk than those debt instruments. Distributions on some types of these securities may also be skipped or deferred by issuers without causing a default. Finally, some of these securities typically have special redemption rights that allow the issuer to redeem the security at par earlier than scheduled. If this occurs, the Fund may be forced to reinvest in lower yielding securities.

Contingent Capital Securities Risk. Contingent capital securities or “CoCos” have features and risks similar to preferred and other income producing securities but also include “loss absorption” or mandatory conversion provisions and restrictions on dividend or interest payments that make the securities more like equity. This is particularly true in the financial sector, the largest preferred issuer segment.

In one version of a CoCo, the security has loss absorption characteristics whereby the liquidation value of the security may be adjusted downward to below the original par value (even to zero) under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings.

Another version of a CoCo provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the Fund’s standing in a bankruptcy. In addition, some such instruments also provide for an automatic write-down if the price of the common stock is below the conversion price on the conversion date.

An automatic write-down or conversion event is typically triggered by a reduction in the capital level of the issuer, but may also be triggered by regulatory actions (e.g., a change in capital requirements) or by other factors. In addition, interest or dividend payments may be reduced or eliminated if certain earnings or capital levels are breached.

Trust Preferred Securities Risk. Some preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. In some cases, when investing in hybrid-preferred securities issued by trusts or other special purpose entities, the Fund may not have recourse against the operating company in the event that the trust or other special purpose entity cannot pay the obligation and therefore, the Fund may lose some or all of the value of its investments in the hybrid-preferred security.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

Concentration Risk. The Fund invests 25% or more of its total assets in the financials sector. This policy makes the Fund more susceptible to adverse economic or regulatory occurrences affecting the financials sector.

Financials Sector Risk. The financials sector is especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

U.S. and foreign laws and regulations require banks and bank holding companies to maintain minimum levels of capital and liquidity and to establish loan loss reserves. A bank’s failure to maintain specified capital ratios may trigger dividend restrictions, suspensions on payments on subordinated debt, preferred securities and contingent capital securities, and limitations on growth. Bank regulators have broad authority in these instances and can ultimately impose sanctions, such as imposing resolution authority, conservatorship or receivership, on such non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders’ equity. Unless a bank holding company has subsidiaries other than banks that generate substantial revenues, the holding company’s cash flow and ability to declare dividends may be impaired severely by restrictions on the ability of its bank subsidiaries to declare dividends or ultimately to redeem its securities (as they mature).

Similarly, U.S. and foreign laws and regulations require insurance companies to maintain minimum levels of capital and liquidity. An insurance company’s failure to maintain these capital ratios may also trigger dividend restrictions, suspensions on payments of subordinated debt, and limitations on growth. Insurance regulators (at the state-level in the United States) have broad authority in these instances and can ultimately impose sanctions, including conservatorship or receivership, on such non-complying insurance companies even when these companies continue to be solvent, thereby possibly resulting in the elimination of shareholders’ equity. In addition, insurance regulators have extensive authority in some categories of insurance of approving premium levels and setting required levels of underwriting.

Companies engaged in stock brokerage, commodity brokerage, investment banking, investment management or related investment advisory services are closely tied economically to the securities and commodities markets and can suffer during a decline in either market. These companies also are subject to the regulatory environment and changes in regulations, pricing pressure, the availability of funds to borrow and interest rates.

Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened for the Fund because the Fund may invest in “high yield” or “high risk” securities; such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends and interest and repay principal.

High Yield Securities Risk. Although high yield securities generally pay higher rates of interest than investment grade securities, high yield securities are high-risk investments that may cause income and principal losses for the Fund. High yield securities may be issued by less creditworthy issuers. Issuers of high yield securities may have a larger amount of outstanding debt relative to their assets than issuers of investment grade securities. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, for example, leaving few or no assets available to repay high yield bond holders. Prices of high yield securities are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of high yield securities than on other higher rated fixed-income securities. Issuers of high

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

yield securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing. High yield securities frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems high yield securities, the Fund may have to invest the proceeds in securities with lower yields and may lose income. High yield securities may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There may be significant differences in the prices quoted for high yield securities by dealers in the market. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Credit Agency Risk. Credit ratings are determined by credit rating agencies and are the opinions of such entities. A rating assigned by a rating agency is not an absolute standard of credit quality and does not evaluate a security’s market risk or liquidity. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Interest Rate and Duration Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed rate securities, when market interest rates rise, the market value of such securities generally will fall. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected redemptions or prepayments. This may lock in a below- market yield, increase the security’s sensitivity to changes in interest rates (“duration”) and further reduce the value of the security. Fixed rate securities with longer durations tend to be more volatile than securities with shorter durations. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

The market value of floating-rate and fixed-to-floating rate securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the interest rate reset. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating-rate securities.

Liquidity Risk. The Fund may invest, without limit, in illiquid securities. From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. It is possible that certain securities held by the Fund will not be able to be sold in sufficient amounts or in a sufficiently timely manner to raise the cash necessary to meet the Fund’s obligations, including potential repayment of leverage borrowings, if any.

Foreign Investment Risk. Because the Fund may invest its assets in foreign instruments, the value of Fund shares can be adversely affected by political and economic developments abroad. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests proceeds from matured, traded or redeemed securities at market interest rates that are below the Fund portfolio’s current earnings rate. For example, during periods of declining interest rates, the issuer of a security may exercise its option to redeem a security, causing the Fund to reinvest the proceeds into lower-yielding securities, which may result in a decline in the Fund’s income and distributions to Common Shareholders.

Selection Risk. Selection risk is the risk that the securities selected by Fund management will under-perform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Management Risk. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Decisions made by the Adviser may cause the Fund to incur losses or to miss profit opportunities.

Leverage Risk. Leverage is a speculative technique and there are special risks and costs associated with leveraging. There is no assurance that leveraging strategy will be successful. Leverage involves risks and special considerations for holders of Common Shares, including: the likelihood of greater volatility of net asset value, market price and dividend rate of the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in the interest or dividend rates that the Fund must pay on any leverage will reduce the return on the holders of the Common Shares; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; when the Fund uses financial leverage, the management fees payable to the Adviser will be higher than if the Fund did not use leverage; and leverage may increase operating costs, which may reduce total return.

Risk of Market Price Discount from Net Asset Value. Shares of closed-end funds frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities. We cannot predict whether the Common Shares will trade at, above or below net asset value.

Valuation Risk. Unlike publicly traded common stock that trades on national exchanges, there is no central place or exchange for trading some of the preferred and other income securities owned by the Fund. Preferred, contingent capital and debt securities generally trade on an OTC market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of these securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the Adviser, and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Cybersecurity incidents may result in financial losses to the Fund and its

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Given the risks described above, an investment in the Fund’s Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

Portfolio Managers

Since the Fund’s last annual report to common stock shareholders, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

The portfolio managers of the Fund are R. Eric Chadwick and Bradford S. Stone.

R. Eric Chadwick CFA, President. Mr. Chadwick has managed preferred and other income-producing securities at Flaherty & Crumrine since 1998. He also serves as Director, Chairman of the Board, Chief Executive Officer and President of Flaherty & Crumrine’s U.S. closed-end funds. Mr. Chadwick earned his B.S. in Economics from the University of Kansas and his M.B.A. from the UCLA Anderson School of Management.

Bradford S. Stone, Executive Vice President. Mr. Stone joined Flaherty & Crumrine in May 2003 after a 20-year career on Wall Street. Since 2006, he has been a member of the firm’s portfolio management team and is responsible for macroeconomic and quantitative research and analysis. In addition, he is co-director of the credit research group. He also serves as Chief Financial Officer, Vice President and Treasurer of Flaherty & Crumrine’s U.S. closed-end funds. Mr. Stone earned his A.B. in Economics from Dartmouth College and his M.B.A. from the Wharton School at the University of Pennsylvania.

Fund Organizational Structure

Since the Fund’s last annual report to common stock shareholders, there have been no changes in the Fund’s Articles of Incorporation or By-laws that would delay or prevent a change of control of the Fund.

Directors

R. Eric Chadwick, CFA
Chairman of the Board

David Gale

Nicholas Dalmaso

Karen H. Hogan

Investment Adviser

Flaherty & Crumrine Incorporated
e-mail: flaherty@pfdincome.com

Servicing Agent

Destra Capital Advisors LLC
1-877-855-3434

Questions concerning your shares of Flaherty & Crumrine Dynamic Preferred and Income Fund?

•If your shares are held in a Brokerage Account, contact your Broker.

•If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

Computershare
P.O. Box 43078
Providence, RI 02940-3078,
United States
1-866-351-7446 (U.S. toll-free) or
+1 (201) 680 6578 (International)

Officers

R. Eric Chadwick, CFA
Chief Executive Officer
and President

Chad Conwell
Chief Compliance Officer,
Vice President and Secretary

Bradford S. Stone
Chief Financial Officer,
Vice President and Treasurer

Roger W. Ko
Assistant Treasurer

This report is sent to shareholders of Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)(1)	A copy of registrant’s code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as Exhibit 19(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Nicholas Dalmaso, David Gale and Karen H. Hogan are each qualified to serve as an audit committee financial expert serving on its audit committee and that they all are “independent,” as defined by the Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $57,200 for 2024 and $55,500 for 2023.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2024 and $0 for 2023.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $10,700 for 2024 and $10,350 for 2023. Services included the preparation and review of federal and state tax returns, excise tax returns, and tax distribution requirements.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2024 and $0 for 2023.

(e)(1)	The Fund’s Audit Committee Charter states that the Audit Committee shall have the duty and power to pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund’s investment adviser and any service providers controlling, controlled by or under common control with the Fund’s investment adviser that provide ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2024 and $0 for 2023.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: Nicholas Dalmaso, David Gale and Karen H. Hogan.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of Regulation S-X [17 CFR 210.12-12] is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are set forth below.

ADVISER PROXY VOTING POLICIES AND PROCEDURES

Flaherty & Crumrine Incorporated (“FCI”) acts as discretionary investment adviser for various clients, including the following eight pooled investment vehicles (the “Funds”):

As adviser to the “U.S. Funds”	Flaherty & Crumrine Preferred and Income Fund Incorporated
Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated
Flaherty & Crumrine Preferred and Income Securities Fund Incorporated
Flaherty & Crumrine Total Return Fund Incorporated
Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

As sub-adviser to the “Canadian Funds”	Flaherty & Crumrine Investment Grade Preferred Income Fund

As sub-adviser to the “ETF”	Brompton Flaherty & Crumrine Investment Grade Preferred ETF

As sub-adviser to the “Mutual Fund”	Destra Flaherty & Crumrine Preferred and Income Fund

FCI’s authority to vote proxies for its clients is established through the delegation of discretionary authority under its investment advisory contracts and the U.S. Funds have adopted these policies and procedures for themselves.

Purpose

These policies and procedures are designed to satisfy FCI’s duties of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients.

In connection with this objective, these policies and procedures are designed to deal with potential complexities which may arise in cases where FCI’s interests conflict or appear to conflict with the interests of its clients.

These policies and procedures are also designed to communicate with clients the methods and rationale whereby FCI exercises proxy voting authority.

This document is available to any client or Fund shareholder upon request and FCI will make available to such clients and Fund shareholders the record of FCI’s votes promptly upon request and to the extent required by Federal law and regulations.

Fundamental Standard

FCI will be guided by the principle that, in those cases where it has proxy voting authority, it will vote proxies, and take such other corporate actions, consistent with the interest of its clients in a manner free of conflicts of interest.

General

These policies and procedures apply only where the client has granted discretionary authority with respect to proxy voting. Where FCI does not have authority, it will keep appropriate written records evidencing that such discretionary authority has not been granted.

FCI may choose not to keep written copies of proxy materials that are subject to SEC regulation and maintained in the SEC’s EDGAR database. In other instances, FCI will keep appropriate written records in its files or in reasonably accessible storage.

Similarly, FCI will keep in its files, or reasonably accessible storage, work papers and other materials that were significant to FCI in making a decision how to vote.

For purposes of decision making, FCI will assume that each ballot for which it casts votes is the only security of an issuer held by the client. Thus, when casting votes where FCI may have discretionary authority with regard to several different securities of the same issuer, it may vote securities “in favor” for those securities or classes where FCI has determined the matter in question to be beneficial while, at the same time, voting “against” for those securities or classes where FCI has determined the matter to be adverse. Such cases occasionally arise, for example, in those instances where a vote is required by both common and preferred shareholders, voting as separate classes, for a change in the terms regarding preferred stock issuance.

FCI will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. FCI may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

FCI may determine not to vote a proxy for a debt or equity security: if (1) the effect on the applicable client’s economic interests or the value of the portfolio holding is insignificant in relation to its portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable client, including without limitation situations where a jurisdiction imposes share blocking restrictions which may affect the ability to effect transactions in the related securities; or (3) FCI otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

Ultimately, all voting decisions are made on a case-by-case basis, taking relevant considerations into account.

Voting of Common Stock Proxies

FCI categorizes matters as either routine or non-routine, which definition may or may not precisely conform to the definitions set forth by securities exchanges or other bodies categorizing such matters. Routine matters would include such things as the voting for directors and the ratification of auditors and most shareholder proposals regarding social, environmental, and corporate responsibility matters. FCI normally will vote in favor of management’s recommendations on these routine matters.

Non-routine matters might include, without limitation, such things as (1) amendments to management incentive plans, (2) the authorization of additional common or preferred stock, (3) initiation or termination of barriers to takeover or acquisition, (4) mergers or acquisitions, (5) changes in the state of incorporation, (6) corporate reorganizations, and (7) “contested” director slates. Non-routine matters will be voted on a case-by-case basis.

Voting of Preferred Stock Proxies and Exercising Consent Rights of Debt Securities

Preferred securities generally have voting rights only in the event that the issuer has not made timely payments of income and principal to shareholders or in the event that a corporation desires to effectuate some change in its articles of incorporation which might modify the rights of preferred stockholders.

Similarly, debt securities typically do not have express voting rights; however, issuers may seek consents to amendments of covenants or rights of the debt holders.

In deciding upon non-routine matters, having to do with the modification of the rights or protections, FCI will attempt, wherever possible, to assess the costs and benefits of such modifications.

In the case of the election of directors when timely payments to preferred shareholders have not been made (“contingent voting”), FCI will cast its votes on a case-by-case basis after investigation of the qualifications and independence of the persons standing for election.

Routine matters regarding preferred stock are the exception, rather than the rule, and typically arise when the preferred and common shareholders vote together as a class on such matters as election of directors. FCI will vote on a case-by-case basis, reflecting the principles set forth elsewhere in this document. However, in those instances (1) where the common shares of an issuer are held by a parent company and (2) where, because of that, the election outcome is not in doubt, FCI does not intend to vote such proxies since the time and costs would outweigh the benefits.

Actual and Apparent Conflicts of Interest

Potential conflicts of interest between FCI and FCI’s clients may arise when FCI’s relationships with an issuer or with a related third party conflict or appear to conflict with the best interests of FCI’s clients.

FCI will indicate in its voting records available to clients whether or not a material conflict exists or appears to exist. In addition, FCI will communicate with the client (which means the independent Directors or Director(s) they may so designate in the case of the U.S. Funds and the investment adviser in the case of the Canadian Funds or the Mutual Fund) in instances when a material conflict of interest may be apparent. FCI must describe the conflict to the client and state FCI’s voting recommendation and the basis therefor. If the client considers there to be a reasonable basis for the proposed vote notwithstanding the conflict or, in the case of the Funds, that the recommendation was not affected by the conflict (without considering the merits of the proposal), FCI will vote in accordance with the recommendation it had made to the client.

In all such instances, FCI will keep reasonable documentation supporting its voting decisions and/or recommendations to clients.

Amendment of the Policies and Procedures

These policies and procedures may be modified at any time by action of the Board of Directors of FCI but will not become effective, in the case of the U.S. Funds, unless they are approved by majority vote of the non-interested directors of the U.S. Funds. Any such modifications will be sent to FCI’s clients by mail and/or other electronic means in a timely manner. These policies and procedures, and any amendments hereto, will be posted on the U.S. Funds’ websites and will be disclosed in reports to shareholders as required by law.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

The following paragraphs provide certain information with respect to the portfolio managers of the Fund and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they have responsibility, on the other hand. Certain other potential conflicts of interest with respect to personal trading and proxy voting are discussed above under “Item 2 - Code of Ethics” and “Item 12 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.”

(a)(1) Portfolio Managers

R. Eric Chadwick and Bradford S. Stone jointly serve as the Portfolio Managers of the Fund. Additional biographical information about the Portfolio Managers is available in the Annual Report included in Response to Item 1(a) above.

(a)(2) Other Accounts Managed By Portfolio Managers

The tables below illustrate other accounts where each of the above-mentioned two Portfolio Managers has significant day-to-day management responsibilities as of November 30, 2024:

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets (mm)	# of Accounts Managed for which Advisory Fee is Based on Performance

1. R. Eric Chadwick	Other Registered Investment Companies:	5	$2,364	0
	Other Pooled Investment Vehicles:	2	$133	0
	Other Accounts:	10	$878	0

2. Bradford S. Stone	Other Registered Investment Companies:	5	$2,364	0
	Other Pooled Investment Vehicles:	2	$133	0
	Other Accounts:	10	$878	0

Potential Conflicts of Interest

In addition to the Fund, the Portfolio Managers jointly manage accounts for four other closed-end funds, one mutual fund, two Canadian funds and other institutional clients. As a result, potential conflicts of interest may arise as follows:

●	Allocation of Limited Time and Attention. The Portfolio Managers may devote unequal time and attention to the management of all accounts. As a result, the Portfolio Managers may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote substantially more attention to the management of one account.

●	Allocation of Limited Investment Opportunities. If the Portfolio Managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among other accounts.

●	Pursuit of Differing Strategies. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some accounts or may decide that certain of these accounts should take differing positions (i.e., may buy or sell the particular security at different times or the same time or in differing amounts) with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

●	Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among accounts. While the Adviser only charges fees based on assets under management and does not receive a performance fee from any of its accounts, and while it strives to maintain uniform fee schedules, it does have different fee schedules based on the differing advisory services required by some accounts. Consequently, though the differences in such fee rates are slight, the Portfolio Managers may be motivated to favor certain accounts over others. In addition, the desire to maintain assets under management or to derive other rewards, financial or otherwise, could influence the Portfolio Managers in affording preferential treatment to those accounts that could most significantly benefit the Adviser.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

(a)(3) Portfolio Manager Compensation

Compensation is paid solely by the Adviser. Each Portfolio Manager receives the same fixed salary. In addition, each Portfolio Manager receives a bonus based on peer reviews of his performance and the total net investment advisory fees received by Flaherty & Crumrine Incorporated (which are in turn based on the value of its assets under management). The Portfolio Managers do not receive deferred compensation, but participate in a profit-sharing plan available to all employees of the Adviser; amounts are determined as a percentage of the employee’s eligible compensation for a calendar year based on IRS limitations. Each Portfolio Manager is also a shareholder of Flaherty & Crumrine Incorporated and receives quarterly dividends based on his equity interest in the company.

(a)(4) Disclosure of Securities Ownership

The following indicates the dollar range of beneficial ownership of shares by each Portfolio Manager as of November 30, 2024:

Name	Dollar Range of Fund Shares Beneficially Owned*
R. Eric Chadwick	$100,001-$500,000
Bradford S. Stone	$500,001-$1,000,000

*Does not include 4,198 shares held by Flaherty & Crumrine Incorporated of which each portfolio manager is a shareholder.

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2, is attached hereto.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)(1)	Not applicable.

(a)(4)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President (principal executive officer)

Date	January 22, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President (principal executive officer)

Date	January 22, 2025

By (Signature and Title)*	/s/ Bradford S. Stone
Bradford S. Stone, Chief Financial Officer, Treasurer and Vice President (principal financial officer)

Date	January 22, 2025

* Print the name and title of each signing officer under his or her signature.